UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07747

Nuveen Multistate Trust I

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report

November 30, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen Arizona Municipal Bond Fund	FAZTX	FAZBX	FAZCX	NMARX
Nuveen Colorado Municipal Bond Fund	FCOTX	FCOBX	FCOCX	FCORX
Nuveen New Mexico Municipal Bond Fund	FNMTX	FNMBX	FNMCX	FNMRX

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

January 20, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Portfolio managers Michael Hamilton and Chris Drahn, CFA, examine key investment strategies and the performance of the Nuveen Arizona Municipal Bond Fund, the Nuveen Colorado Municipal Bond Fund and the Nuveen New Mexico Municipal Bond Fund. Michael, with 22 years of investment experience, has managed the Arizona and New Mexico Funds since January 2011. Chris has 31 years of investment experience and has managed the Colorado Fund since January 2011.

How did the Funds perform during the six-month period ending November 30, 2011?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year, five-year and ten-year periods ending November 30, 2011. Each Fund’s total returns are compared with the performance of a corresponding market index and appropriate Lipper classification average.

During the six-month period, the Class A Shares at net asset value (NAV) of the Arizona and Colorado Funds outpaced the Standard & Poor’s (S&P) National Municipal Bond Index to varying degrees, while the New Mexico Fund modestly trailed this benchmark. All three Funds surpassed the results of their corresponding state-specific S&P municipal bond indexes. Meanwhile, the Colorado and New Mexico Funds outperformed their respective Lipper classification averages, while the Arizona Fund fell short of its Lipper classification average.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics as in the past. Nuveen municipal bond fund portfolios are managed with a value-oriented approach and close input from Nuveen’s experienced research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

During this reporting period, municipal bond prices generally rallied as yields declined across the municipal curve. Part of the reason for this was the continued depressed levels of municipal bond issuance. Tax-exempt volume, which had been limited in 2010 by issuers’ extensive use of taxable Build America Bonds (BABs), continued to drift lower in 2011. For the six months ended November 30, 2011, national municipal issuance was down 17% compared with the same period in 2010, while Arizona, Colorado and New Mexico saw respective declines of 28%, 51% and 72%.

Nuveen Investments	5

Nuveen Arizona and New Mexico Municipal Bond Funds

The Nuveen Arizona Municipal Bond Fund’s performance relative to the S&P National Municipal Bond Index was helped by favorable duration positioning, meaning the portfolio was more price sensitive to falling interest rates during the six-month period. Specifically, we maintained a relatively smaller allocation to shorter-dated bonds, as well as an overweighting in the intermediate portion of the yield curve. Both stances added to results, as bonds with longer maturities benefited to a greater extent from declining rates. Tempering the duration-related outperformance, however, was the Fund’s underweighting in very-long-duration bonds. Because these securities tended to be the market’s best performers overall.

Credit-quality positioning also helped the Arizona Fund’s performance. As investors became less risk averse and as bond yields remained historically low, securities with lower credit ratings and higher yields were in strong demand. In this environment, lower-rated investment grade bonds generally outperformed comparable higher-rated bonds. This was a helpful backdrop for the Fund, given its overweighting in BBB-rated debt and more limited exposure to AAA-rated and AA-rated tax-exempt securities.

The Arizona Fund further benefited from favorable sector positioning, boosted the most by holdings of dedicated-tax and tax-increment-financing bonds. Other sources of strength were overweightings in the health care and utility bond sectors.

In managing the Arizona Fund, we were actively searching for investments we believed could disproportionately benefit from a strengthening economy. With lower-rated bonds offering generous yield premiums compared with higher-rated issues, we believed that certain economically sensitive credits trading at what we thought were lower-than-deserved prices offered the best long-term value for our shareholders. Recent purchases based on this theme included various health care, charter school and excise-tax bonds.

In all, however, we made relatively few new purchases for the Fund during the period, given the limited availability of bonds with our preferred characteristics. Therefore, to keep the Fund fully invested and take advantage of what we believed were good values, we established a new bond position in Puerto Rico sales tax bonds. Bonds issued by U.S. territories generally are fully tax-exempt in all 50 states.

To fund new purchases during the period, we relied on new investment inflows, and also used the proceeds of maturing or called bonds. We remained comfortable with the portfolio throughout the period and did not sell any bonds to accomplish management objectives.

As with the Arizona Fund, the Nuveen New Mexico Municipal Bond Fund benefited from its duration positioning. Compared with the national municipal bond market, this Fund was underweighted in shorter-dated bonds and overweighted in longer-dated issues — two stances that helped relative performance, given that longer bonds benefited the most as interest rates fell.

However, credit quality positioning hampered the New Mexico Fund’s relative performance. The New Mexico municipal market and, therefore, the Fund tends to be overrepresented in high-quality bonds, compared with the national market. Accordingly,

6	Nuveen Investments

our elevated exposure to bonds rated AAA (the highest rating category) hurt results, since higher-rated credits generally lagged their lower-rated counterparts during the six-month reporting period.

Sector positioning had a mixed impact on the New Mexico Fund’s performance. Overweightings among dedicated-tax and health care bonds were helpful, though this positive effect was counterbalanced by our relatively limited exposure to strong-performing transportation issues.

As we have discussed in prior shareholder reports, it can be challenging to find suitable New Mexico securities to buy because of the market’s relatively small size. During the period, we took advantage of selected opportunities to make in-state bond purchases. These portfolio additions included single-family-mortgage housing bonds as well as education bonds issued for the New Mexico Institute of Mining and Technology. We also periodically made smaller purchases, adding to existing portfolio positions that we continued to believe offered good investment value.

Meanwhile, amid a large number of bond calls and redemptions during the period, we kept the Fund fully invested by buying a variety of U.S. territorial bonds, as well as an Arizona health care bond issue we believed was attractively valued. While the Arizona paper, unlike the territorial bonds, was not state tax-exempt for New Mexico residents, we believed they provided a productive place to remain invested while we awaited a compelling future opportunity to invest in New Mexico bonds.

Nuveen Colorado Municipal Bond Fund

Favorable yield curve positioning boosted the Nuveen Colorado Municipal Bond Fund’s performance relative to the National S&P Municipal Bond Index. Specifically, a combination of being underweighted in shorter-maturity securities and maintaining slightly elevated exposure to longer-intermediate bonds helped results. The Fund’s credit quality positioning was also favorable — most notably, underweighting AAA and AA bonds, whose gains lagged those of lower- and non-rated issues during the period. The portfolio also had healthy exposure to non-rated debt — roughly 19% of net assets on November 30, 2011 — which further lifted performance.

Sector allocation also added to the Colorado Fund’s results in relative terms. The Colorado municipal bond market tends to feature an especially large allocation to metropolitan district bonds, which help fund the infrastructure needs of planned communities and are normally backed by property taxes. These securities benefited from market conditions which favored these predominantly lower-rated, higher-yielding credits. Elsewhere, the Fund was helped by its overweighting in the strong-performing health care sector.

Recent purchases for the Colorado portfolio focused on bonds with 15-year maturities and longer. The purpose of this positioning was to take advantage of what we believed was a better risk/reward balance for investors on the longer end of the yield curve. The new additions, diversified across multiple sectors, included AA-rated utility and health care bonds that, in our view, offered attractive yields relative to the securities’ prices. Because we were already comfortable with the Fund’s level of exposure to lower-rated credits, we did not make any major changes to our strategic allocations to bonds rated below AA.

Nuveen Investments	7

To finance recent purchases, we primarily used the proceeds of called bonds. To a lesser extent, we also sold bonds with very short maturities or call dates, given the more-limited performance prospects of these holdings.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Credit risk is heightened for below investment grade bonds. A concentration in specific states exposes the Funds to the additional risks facing issuers in those states. The Funds’ potential use of inverse floaters issued in tender option bond (“TOB”) transactions creates effective leverage. Leverage involves greater volatility and increases the funds’ exposure to risk of loss from changes in municipal interest rates.

Dividend Information

All four share classes of the New Mexico Fund experienced a decrease to their monthly dividend in November 2011, while none of the other Funds experienced a dividend change throughout the six-month period ending November 30, 2011.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of November 30, 2011, all four Funds had positive UNII balances, based upon our best estimate, for tax purposes. Arizona and Colorado had positive UNII balances while New Mexico had a negative UNII balance for financial reporting purposes.

8	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following three pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Arizona Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.46%	5.88%	3.79%	4.16%
Class A Shares at maximum Offering Price	0.08%	1.47%	2.89%	3.72%
Standard & Poor’s (S&P) Arizona Municipal Bond Index**	4.38%	6.57%	4.68%	5.12%
Standard & Poor’s (S&P) National Municipal Bond Index**	4.35%	6.50%	4.40%	5.08%
Lipper Arizona Municipal Debt Funds Classification Average**	4.67%	5.94%	3.26%	4.13%

Class B Shares w/o CDSC	4.17%	5.18%	3.03%	3.52%
Class B Shares w/CDSC	-0.83%	1.18%	2.86%	3.52%
Class C Shares	4.17%	5.27%	3.22%	3.58%
Class I Shares	4.65%	6.06%	4.01%	4.37%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.74%	9.81%	4.24%	4.44%
Class A Shares at maximum Offering Price	1.31%	5.24%	3.35%	3.99%
Class B Shares w/o CDSC	5.34%	9.09%	3.49%	3.82%
Class B Shares w/CDSC	0.34%	5.09%	3.31%	3.82%
Class C Shares	5.44%	9.19%	3.68%	3.87%
Class I Shares	5.82%	10.00%	4.46%	4.65%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.89%
Class B Shares	1.64%
Class C Shares	1.44%
Class I Shares	0.69%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions.

10	Nuveen Investments

Nuveen Colorado Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.85%	6.88%	3.63%	4.34%
Class A Shares at maximum Offering Price	0.48%	2.44%	2.74%	3.89%
Standard & Poor’s (S&P) Colorado Municipal Bond Index**	4.51%	6.62%	4.43%	5.22%
Standard & Poor’s (S&P) National Municipal Bond Index**	4.35%	6.50%	4.40%	5.08%
Lipper Colorado Municipal Debt Funds Classification Average**	4.44%	5.95%	3.46%	4.20%

Class B Shares w/o CDSC	4.45%	5.94%	2.84%	3.71%
Class B Shares w/CDSC	-0.55%	1.94%	2.67%	3.71%
Class C Shares	4.58%	6.21%	3.05%	3.77%
Class I Shares	4.96%	6.99%	3.81%	4.55%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.48%	11.22%	4.13%	4.64%
Class A Shares at maximum Offering Price	2.05%	6.60%	3.24%	4.19%
Class B Shares w/o CDSC	6.07%	10.36%	3.34%	4.01%
Class B Shares w/CDSC	1.07%	6.36%	3.17%	4.01%
Class C Shares	6.22%	10.66%	3.58%	4.07%
Class I Shares	6.59%	11.45%	4.36%	4.85%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.91%
Class B Shares	1.66%
Class C Shares	1.46%
Class I Shares	0.71%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	11

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen New Mexico Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.24%	6.14%	3.83%	4.32%
Class A Shares at maximum Offering Price	-0.17%	1.66%	2.95%	3.88%
Standard & Poor’s (S&P) New Mexico Municipal Bond Index**	2.97%	5.00%	4.74%	5.13%
Standard & Poor’s (S&P) National Municipal Bond Index**	4.35%	6.50%	4.40%	5.08%
Lipper Other States Municipal Debt Funds Classification Average**	3.84%	5.54%	3.45%	4.14%

Class B Shares w/o CDSC	3.87%	5.28%	3.04%	3.69%
Class B Shares w/CDSC	-1.13%	1.28%	2.87%	3.69%
Class C Shares	4.06%	5.57%	3.27%	3.76%
Class I Shares	4.43%	6.45%	4.05%	4.54%

Latest Calendar Quarter – Average Annual Total Returns as of December 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.70%	10.10%	4.28%	4.59%
Class A Shares at maximum Offering Price	1.23%	5.45%	3.39%	4.14%
Class B Shares w/o CDSC	5.23%	9.22%	3.49%	3.97%
Class B Shares w/CDSC	0.23%	5.22%	3.32%	3.97%
Class C Shares	5.41%	9.51%	3.70%	4.02%
Class I Shares	5.68%	10.19%	4.49%	4.80%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.86%
Class B Shares	1.61%
Class C Shares	1.41%
Class I Shares	0.66%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions.

12	Nuveen Investments

Yields (Unaudited) as of November 30, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Arizona Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[3]	4.11%	3.56%	5.18%
Class B Shares	3.54%	2.96%	4.31%
Class C Shares	3.72%	3.17%	4.61%
Class I Shares	4.45%	3.94%	5.74%

Nuveen Colorado Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[3]	4.08%	3.85%	5.60%
Class B Shares	3.49%	3.27%	4.76%
Class C Shares	3.74%	3.49%	5.08%
Class I Shares	4.45%	4.24%	6.17%

Nuveen New Mexico Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[2]
Class A Shares[3]	3.42%	3.09%	4.51%
Class B Shares	2.82%	2.46%	3.59%
Class C Shares	3.05%	2.69%	3.93%
Class I Shares	3.78%	3.44%	5.02%

1	The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.3%.

2	The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.

3	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	13

Holding Summaries (Unaudited) as of November 30, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Arizona Municipal Bond Fund

Bond Credit Quality1

Nuveen Colorado Municipal Bond Fund

Bond Credit Quality1

Nuveen New Mexico Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/Limited	32.4%
Health Care	21.5%
Tax Obligation/General	12.4%
Water and Sewer	8.5%
Education and Civic Organizations	6.9%
U.S. Guaranteed	6.8%
Other	11.5%

Portfolio Composition[1]
Tax Obligation/Limited	30.0%
Health Care	24.0%
Education and Civic Organizations	17.7%
Transportation	6.5%
Water and Sewer	6.4%
U.S. Guaranteed	4.7%
Other	10.7%

Portfolio Composition[1]
Tax Obligation/Limited	29.9%
Water and Sewer	20.6%
Education and Civic Organizations	16.9%
Health Care	12.1%
Housing/Single Family	7.2%
Other	13.3%

1	As a percentage of total investments, as of November 30, 2011. Holdings are subject to change.

14	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Arizona Municipal Bond Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,044.60	$1,041.70	$1,041.70	$1,046.50	$1,020.60	$1,016.85	$1,017.85	$1,021.60
Expenses Incurred During Period	$4.50	$8.32	$7.30	$3.48	$4.45	$8.22	$7.21	$3.44

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .88%, 1.63%, 1.43% and .68% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Colorado Municipal Bond Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,048.50	$1,044.50	$1,045.80	$1,049.60	$1,020.55	$1,016.80	$1,017.80	$1,021.55
Expenses Incurred During Period	$4.56	$8.38	$7.36	$3.54	$4.50	$8.27	$7.26	$3.49

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .89%, 1.64%, 1.44% and .69% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

New Mexico Municipal Bond Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,042.40	$1,038.70	$1,040.60	$1,044.30	$1,020.75	$1,017.00	$1,018.00	$1,021.75
Expenses Incurred During Period	$4.34	$8.15	$7.14	$3.32	$4.29	$8.07	$7.06	$3.29

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.60%, 1.40% and .65% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Investments	15

Portfolio of Investments (Unaudited)

Nuveen Arizona Municipal Bond Fund

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 1.7%

$745	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	$697,290

420	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	450,395
1,165	Total Consumer Staples			1,147,685
	Education and Civic Organizations – 6.7%

1,335	Northern Arizona University, System Revenue Refunding Bonds, Series 2006, 5.000%, 6/01/25 – FGIC Insured	6/17 at 100.00	A+	1,414,900

1,025	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–	932,853

290	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39	No Opt. Call	N/R	302,435

300	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.100%, 6/01/45	6/19 at 100.00	BBB–	259,455

1,000	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	934,270

575	Yavapai County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2011, 7.875%, 3/01/42	3/21 at 100.00	BB+	599,334
4,525	Total Education and Civic Organizations			4,443,247
	Energy – 1.5%

1,250	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Ba2	1,010,338
	Health Care – 20.6%

1,335	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007A, 5.000%, 1/01/25	1/17 at 100.00	AA–	1,395,275

1,000	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007B, 1.059%, 1/02/37	1/17 at 100.00	AA–	654,380

1,770	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2008D, 5.500%, 1/01/38	1/18 at 100.00	AA–	1,837,950

700	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.000%, 12/01/37	12/15 at 100.00	BBB	603,078

1,035	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	BBB	872,929

900	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	7/14 at 100.00	A	944,190

1,415	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	1,420,702

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured	9/20 at 100.00	AA–	991,000

650	Show Low Industrial Development Authority, Arizona, Hospital Revenue Bonds, Navapache Regional Medical Center, Series 2005, 5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	BBB+	595,842

1,500	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Series 2005, 5.000%, 7/01/35	7/15 at 100.00	BBB+	1,381,980

1,200	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39	7/21 at 100.00	BBB+	1,215,192

1,250	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2003A, 6.000%, 8/01/33	8/13 at 100.00	Baa2	1,254,100

16	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$565	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Refunding Bonds, Northern Arizona Healthcare System, Series 2011, 5.250%, 10/01/26	10/21 at 100.00	AA–	$609,296
14,320	Total Health Care			13,775,914
	Housing/Multifamily – 3.4%

2,340	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Western Groves Apartments Project, Series 2001B, Pass through Certificates Series 2002-4, 5.800%, 11/01/34 (Mandatory put 11/01/21) (Alternative Minimum Tax)	2/12 at 100.00	N/R	2,271,274
	Tax Obligation/General – 11.9%

2,000	Gila County Unified School District 10 Payson, Arizona, School Improvement Bonds, Project 2006, Series 2008B, 5.750%, 7/01/28	7/18 at 100.00	Aa3	2,191,720

2,715	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, Series 2008C, 5.000%, 7/01/27	7/18 at 100.00	Aa3	2,900,733

335	Pima County Continental Elementary School District 39, Arizona, General Obligation Bonds, Series 2011A, 2.000%, 7/01/30 – AGM Insured	7/21 at 100.00	AA–	368,467

1,000	Tucson, Arizona, General Obligation Bonds, Series 2001B, 5.750%, 7/01/16	No Opt. Call	Aa2	1,188,400

1,250	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Series 2006, 5.000%, 7/01/25 – NPFG Insured	7/16 at 100.00	Aa2	1,315,500
7,300	Total Tax Obligation/General			7,964,820
	Tax Obligation/Limited – 31.0%

2,000	Arizona State, Certificates of Participation, Department of Administration Series 2010B, 5.000%, 10/01/26 – AGC Insured	4/20 at 100.00	AA–	2,135,360

689	Centerra Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2005, 5.500%, 7/15/29	7/15 at 100.00	N/R	575,432

516	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds, Montecito Assessment District, Series 2007, 5.550%, 7/01/22	7/17 at 100.00	N/R	481,113

665	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2007, 6.125%, 7/15/27	7/17 at 100.00	N/R	647,045

340	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/12 at 100.00	N/R	342,778

3,000	Glendale Western Loop 101 Public Facilities Corporation, Arizona, Third Lien Excise Tax Revenue Bonds, Series 2008B, 6.250%, 7/01/38	1/14 at 100.00	AA	3,094,529

500	La Paz County, Arizona, Excise Tax Revenue Bonds, Judgement Series 2011A, 4.750%, 7/01/36	7/17 at 100.00	AA–	473,270

1,056	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006, 4.600%, 1/01/26	7/16 at 100.00	A2	1,059,728

1,115	Maricopa County Stadium District, Arizona, Revenue Refunding Bonds, Series 2002, 5.375%, 6/01/17 – AMBAC Insured	6/12 at 100.00	N/R	1,067,958

590	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33	7/18 at 100.00	N/R	594,089

1,600	Mesa, Arizona, Street and Highway User Tax Revenue Bonds, Series 2005, 5.000%, 7/01/24 – AGM Insured	7/15 at 100.00	AA	1,681,008

300	Page, Arizona, Pledged Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/26	7/21 at 100.00	AA–	325,299

1,000	Pinetop Fire District of Navajo County, Arizona, Certificates of Participation, Series 2008, 7.750%, 6/15/29	6/16 at 102.00	A3	1,032,550

2,750	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/26 – AMBAC Insured	No Opt. Call	BBB+	2,883,788

530	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.250%, 8/01/43	8/21 at 100.00	A+	539,821

1,000	Queen Creek, Arizona, Improvement District 1 Improvement Bonds, Series 2006, 5.000%, 1/01/21	7/12 at 100.00	A3	1,000,410

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen Arizona Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$1,670	San Luis Civic Improvement Corporation, Arizona, Municipal Facilities Excise Tax Revenue Bonds, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured	7/15 at 100.00	A+		$1,727,765

	Scottsdale, Arizona, Waterfront Commercial Community Facilities District General Obligation Bonds, Series 2007:
265	6.000%, 7/15/27	7/17 at 100.00	N/R		242,385
310	6.050%, 7/15/32	7/17 at 100.00	N/R		271,665

555	Vistancia Community Facilities District, Arizona, Restricted General Obligation Bonds, Series 2005, 5.750%, 7/15/24	7/15 at 100.00	A1		582,761
20,451	Total Tax Obligation/Limited				20,758,754
	U.S. Guaranteed – 6.5% (4)

1,525	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Refunding Bonds, Samaritan Health Services, Series 1990A, 7.000%, 12/01/16 – NPFG Insured (ETM)	No Opt. Call	N/R	(4)	1,826,630

2,270	Tempe, Arizona, Excise Tax Revenue Bonds, Series 2004, 5.250%, 7/01/18 (Pre-refunded 7/01/14) – AMBAC Insured	7/14 at 100.00	AAA		2,540,153
3,795	Total U.S. Guaranteed				4,366,783
	Utilities – 4.3%

1,000	Arizona Power Authority, Special Obligation Power Resource Revenue Refunding Crossover Bonds, Hoover Project, Series 2001, 5.250%, 10/01/15	No Opt. Call	AA		1,148,940

665	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB–		678,267

1,000	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/36	7/21 at 100.00	A		1,023,020
2,665	Total Utilities				2,850,227
	Water and Sewer – 8.1%

1,005	Cottonwood, Arizona, Senior Lien Water System Revenue Bonds, Municipal Property Corporation, Series 2004, 5.000%, 7/01/24 – SYNCORA GTY Insured	7/14 at 100.00	A		1,018,568

1,000	Cottonwood, Arizona, Water Revenue Bonds, Series 2006, 5.000%, 7/01/30 – SYNCORA GTY Insured	7/16 at 100.00	A		1,014,470

1,415	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2003, 4.500%, 7/01/22	7/14 at 100.00	AAA		1,477,458

	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
555	4.700%, 4/01/22	4/14 at 100.00	N/R		558,430
645	4.900%, 4/01/32	4/17 at 100.00	N/R		611,002

830	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R		752,611
5,450	Total Water and Sewer				5,432,539
$63,261	Total Investments (cost $62,127,158) – 95.7%				64,021,581
	Other Assets Less Liabilities – 4.3%				2,843,714
	Net Assets – 100%				$66,865,295

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

18	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Colorado Municipal Bond Fund

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 17.2%

$430	Boulder County, Colorado, Development Revenue Bonds, University Corporation for Atmospheric Research, Series 2003, 5.000%, 9/01/23 – AMBAC Insured	9/13 at 100.00	A+	$442,492

1,440	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools – Adams County School District 12, Series 2004, 5.250%, 5/01/17 – SYNCORA GTY Insured	5/14 at 100.00	A	1,513,181

1,130	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aurora Academy, Series 2004, 5.375%, 2/15/19 – SYNCORA GTY Insured	2/14 at 100.00	A	1,176,590

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Belle Creek Charter School, Series 2007A, 4.625%, 3/15/37 – CIFG Insured	3/17 at 100.00	AA–	881,790

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 7.000%, 8/01/38	8/18 at 100.00	N/R	471,820

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Ridgeview Classical Schools, Series 2005A, 5.500%, 8/15/25 – SYNCORA GTY Insured	8/15 at 100.00	A	1,026,000

1,355	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Series 2004, 5.250%, 6/01/24 – SYNCORA GTY Insured	6/14 at 100.00	A	1,384,241

500	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Bonds, Kent Denver School Project, Series 2010, 5.125%, 10/01/39	10/19 at 100.00	A–	512,940

400	Colorado Educational and Cultural Facility Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BBB–	415,924

840	University of Northern Colorado at Greeley, Institutional Enterprise System Revenue Refunding Bonds, Series 2011A, 5.000%, 6/01/30	6/21 at 100.00	Aa2	904,142
8,595	Total Education and Civic Organizations			8,729,120
	Health Care – 23.3%

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2006D, 5.125%, 11/15/29	11/16 at 100.00	AA–	1,031,290

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	AA	1,001,520

250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	AA	250,075

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2008, 5.500%, 5/15/28	5/18 at 100.00	BBB+	1,009,970

750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB	700,920

950	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA	942,163

500	Colorado Health Facilities Authority, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.250%, 10/01/33	10/18 at 100.00	AA	552,045

1,000	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004, 5.000%, 9/01/25	9/14 at 100.00	A3	1,004,950

560	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	A	563,410

1,400	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health System, Series 2005A, 5.200%, 3/01/31 – AGM Insured	9/18 at 102.00	AA–	1,457,302

500	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2001, 5.800%, 1/15/27	1/12 at 100.00	A–	500,315

885	Colorado Springs, Colorado, Hospital Revenue Bonds, Memorial Hospital of Colorado Springs, Series 2000, 6.375%, 12/15/30	12/11 at 100.00	A–	885,283

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Colorado Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$600	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010, 5.500%, 9/01/30	3/12 at 100.00	BBB	$570,648

345	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R	338,935

500	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 6.375%, 12/01/23	12/13 at 102.00	BBB–	529,880

500	University of Colorado Hospital Authority, Revenue Bonds, Series 2006A, 5.000%, 11/15/37	5/16 at 100.00	A+	500,085
11,740	Total Health Care			11,838,791
	Housing/Multifamily – 2.5%

1,275	Colorado Housing Finance Authority, Multifamily Housing Revenue Bonds, Castle Highlands Apartments Project, Series 2001B, Pass Though Certificates 2001-2, 6.000%, 11/01/33 (Mandatory put 11/01/22) (Alternative Minimum Tax)	2/12 at 100.00	N/R	1,234,315
	Housing/Single Family – 1.7%

690	Colorado Housing and Finance Authority, Single Family Mortgage Bonds, Class I Series 2011A-A, 4.850%, 11/01/26	5/21 at 100.00	Aaa	724,355

45	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 1999C-3, 6.750%, 10/01/21	4/12 at 104.50	Aa2	45,710

60	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000A-2, 7.450%, 10/01/16 (Alternative Minimum Tax)	4/12 at 104.50	Aa2	62,273

15	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000C-3, 7.150%, 10/01/30	4/12 at 105.00	AA	15,292
810	Total Housing/Single Family			847,630
	Long-Term Care – 2.9%

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	No Opt. Call	N/R	509,295

1,000	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2002A, 5.500%, 12/01/33 – RAAI Insured	12/12 at 100.00	BBB+	934,160
1,500	Total Long-Term Care			1,443,455
	Tax Obligation/General – 3.5%

1,000	Adams County School District 1, Mapleton Public Schools, Colorado, General Obligation Bonds, Series 2010, 6.250%, 12/01/35	12/20 at 100.00	Aa2	1,164,180

500	El Paso County School District 38, Lewis Palmer, Colorado, General Obligation Refunding Bonds, Series 2001, 6.000%, 12/01/21	No Opt. Call	Aa2	614,170
1,500	Total Tax Obligation/General			1,778,350
	Tax Obligation/Limited – 29.1%

670	Belle Creek Metropolitan District 1, Adams County, Colorado, General Obligation Refunding Bonds, Series 2011, 6.000%, 12/01/26	No Opt. Call	BBB+	728,980

500	Bowles Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 5.500%, 12/01/28 – AGM Insured	12/13 at 100.00	AA–	513,765

2,000	Colorado, Certificates of Participation, UCDHSC Fitzsimons Academic Projects, Series 2005B, 5.250%, 11/01/24 – NPFG Insured	11/15 at 100.00	AA–	2,105,137

2,000	Conservatory Metropolitan District, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	1,522,820

1,000	Eagle Bend Metropolitan District 2, Colorado, General Obligation Bonds, Series 2003, 5.250%, 12/01/23 – RAAI Insured	No Opt. Call	A–	1,006,410

	Eagle River Fire Protection District, Colorado, Certificates of Participation, Series 2010:
220	6.625%, 12/01/24	No Opt. Call	N/R	232,888
400	6.875%, 12/01/30	12/19 at 100.00	N/R	416,448

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$500	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R		$510,375

500	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R		500,650

500	Granby Ranch Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.750%, 12/01/36	12/15 at 100.00	N/R		468,055

250	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2011A, 5.000%, 12/01/41	No Opt. Call	A		242,260

1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA–		1,082,640

1,200	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R		1,040,868

1,000	Pueblo, Colorado, Certificates of Participation, Police Complex Project, Series 2008, 5.500%, 8/15/23 – AGC Insured	8/18 at 100.00	AA–		1,132,980

250	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+		270,290

1,150	Regional Transportation District, Colorado, Master Lease Purchase Agreement II, Fixed Rate Certificates of Participation, Transit Vehicles Project, Series 2002A, 5.000%, 12/01/22 – AMBAC Insured	12/17 at 100.00	Aa3		1,238,861

1,460	Tower Metropolitan District, Adams County, Colorado, General Obligation Limited Tax Bonds, Series 2005, 5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	N/R		1,254,534

500	Winter Farm Metropolitan District 1, Colorado, Property Tax Supported Revenue Bonds, Series 2011, 144A, 7.500%, 12/01/39	12/18 at 100.00	N/R		504,590
15,100	Total Tax Obligation/Limited				14,772,551
	Transportation – 6.3%

1,440	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/29	No Opt. Call	A+		1,544,702

700	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	Baa1		698,033

290	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Improvement Series 2006B, 5.250%, 5/01/20 (Alternative Minimum Tax)	5/16 at 100.00	N/R		280,958

350	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A, 6.000%, 5/01/27 (Alternative Minimum Tax)	5/21 at 100.00	Baa2		353,994

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
75	5.000%, 7/15/22	7/20 at 100.00	Baa3		75,781
255	5.375%, 7/15/25	7/20 at 100.00	Baa3		258,761
3,110	Total Transportation				3,212,229
	U.S. Guaranteed – 4.5% (4)

735	Colorado Springs, Colorado, Utility System Revenue Bonds, Series 1978B, 6.600%, 11/15/18 (ETM)	No Opt. Call	AAA		901,235

560	Denver Health and Hospitals Authority, Colorado, Revenue Bonds, Series 2004A, 6.250%, 12/01/33 (Pre-refunded 12/01/14)	12/14 at 100.00	AA+	(4)	653,380

650	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2004, 5.750%, 12/15/23 (Pre-refunded 12/15/14) – FGIC Insured	12/14 at 100.00	Aa1	(4)	747,767
1,945	Total U.S. Guaranteed				2,302,382

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Colorado Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer – 6.2%

$350	Colorado Water Resources and Power Development Authority, Small Water Resources Program Revenue Bonds, City of Fountain, Colorado Utility Enterprise Project, Series 2011A, 5.000%, 9/01/36 – AGM Insured	9/21 at 100.00	AA–	$361,295

	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, Steamboat Springs Utilities Fund, Series 2011B:
1,000	4.125%, 8/01/26	8/21 at 100.00	Aa3	1,022,390
1,650	5.000%, 8/01/31	8/21 at 100.00	Aa3	1,757,300
3,000	Total Water and Sewer			3,140,985
$48,575	Total Investments (cost $48,405,904) – 97.2%			49,299,808
	Other Assets Less Liabilities – 2.8%			1,436,919
	Net Assets – 100%			$50,736,727

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

22	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen New Mexico Municipal Bond Fund

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 16.2%

$3,000	Los Ranchos de Albuquerque, New Mexico, Educational Facilities Revenue Bonds, Albuquerque Acadamy Project, Refunding and improvement Series 2010, 5.375%, 9/01/35	9/20 at 100.00	AA–	$3,222,780

1,500	New Mexico Educational Assistance Foundation, Education Loan Bonds, First Subordinate Series 2001B-1, 5.900%, 9/01/31	3/12 at 100.00	A2	1,500,735

700	New Mexico Institute of Mining and Technology, Revenue Bonds, Series 2011, 5.000%, 7/01/31	7/21 at 100.00	A+	718,473

750	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/12 at 101.00	BBB–	704,993

2,500	University of New Mexico, Revenue Refunding Bonds, Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	2,984,825

2,000	University of New Mexico, Subordinate Lien Revenue Refunding and Improvement Bonds, Series 2002A, 5.000%, 6/01/22	6/12 at 100.00	AA	2,039,080

750	University of New Mexico, Subordinate Lien Revenue Refunding Bonds, Series 2003A, 5.250%, 6/01/18	6/13 at 100.00	AA	797,445

1,000	University of New Mexico, System Improvement Subordinated Lien Revenue Bonds, Series 2007A, 5.000%, 6/01/25 – AGM Insured	6/17 at 100.00	AA	1,085,850
12,200	Total Education and Civic Organizations			13,054,181
	Health Care – 11.6%

1,000	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 2011B-1&2, 5.000%, 3/01/41 – AGM Insured	No Opt. Call	AA–	993,080

2,000	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2004A, 5.000%, 6/01/23	6/14 at 100.00	A3	2,051,780

1,000	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2007A, 5.250%, 6/01/27	6/17 at 100.00	A3	1,024,690

2,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2008A, 6.375%, 8/01/32	8/18 at 100.00	AA–	2,235,200

2,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2009, 5.000%, 8/01/39	8/19 at 100.00	AA–	2,040,060

1,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/39	6/19 at 100.00	AA	1,022,910
9,000	Total Health Care			9,367,720
	Housing/Multifamily – 3.7%

2,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, Las Palomas Apartments, Series 2006C, 4.700%, 9/01/22 (Alternative Minimum Tax)	3/20 at 100.00	AA+	2,055,940

1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	N/R	957,030
3,000	Total Housing/Multifamily			3,012,970
	Housing/Single Family – 6.9%

1,405	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds CL 1, Series 2009-B2, 5.250%, 9/01/34	3/19 at 100.00	AA+	1,462,436

500	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2011B, 5.000%, 3/01/28	No Opt. Call	AA+	539,845

1,225	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007A-1, 4.800%, 1/01/33 (Alternative Minimum Tax)	7/17 at 100.00	AA+	1,225,221

775	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007B-2, 4.850%, 7/01/38 (Alternative Minimum Tax)	1/17 at 100.00	AA+	765,274

635	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007E, 5.000%, 7/01/28 (Alternative Minimum Tax)	7/17 at 100.00	AA+	644,392

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen New Mexico Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$905	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2008-D2., 5.500%, 7/01/39	7/18 at 100.00	AA+	$948,169
5,445	Total Housing/Single Family			5,585,337
	Information Technology – 0.7%

500	Sandoval County, New Mexico, Incentive Payment Revenue Bonds, Intel Corporation Project, Series 2005, 5.000%, 6/01/20	6/15 at 100.00	A+	538,260
	Long-Term Care – 1.2%

1,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	N/R	969,190
	Tax Obligation/General – 2.6%

1,970	Sandoval County, New Mexico, General Obligation Bonds, Series 2004, 5.000%, 4/15/23 – NPFG Insured	4/14 at 100.00	Aa2	2,073,070
	Tax Obligation/Limited – 28.7%

1,500	Albuquerque, New Mexico, Gross Receipts Lodgers Tax Revenue Refunding Bonds, Series 2004A, 5.000%, 7/01/37 – AGM Insured	7/14 at 100.00	AAA	1,522,260

1,370	Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 1996B, 5.700%, 4/01/27 – NPFG Insured	No Opt. Call	AAA	1,672,866

1,125	Cibola County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 2006B, 5.000%, 6/01/25 – AMBAC Insured	6/16 at 100.00	A2	1,171,170

	Dona Ana County, New Mexico, Gross Receipts Tax Revenue Refunding and Improvement Bonds, Series 2003:
405	5.250%, 5/01/25 – AMBAC Insured	5/13 at 100.00	N/R	409,423
545	5.250%, 5/01/28 – AMBAC Insured	5/13 at 100.00	N/R	547,747

1,160	Gallup, New Mexico, Sales Tax Revenue Bonds, Series 2004A, 5.000%, 6/01/24 – AMBAC Insured	6/13 at 100.00	Aa3	1,206,423

765	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31 (WI/DD, Settling 12/01/11)	1/22 at 100.00	A	790,375

1,510	Lincoln County, New Mexico, Gross Receipts Tax Revenue Refunding Bonds, Series 2002, 5.125%, 6/01/30 – AMBAC Insured	6/12 at 100.00	A1	1,518,939

485	Montecito Estates Public Improvement District, New Mexico, Special Levee Revenue Bonds, Series 2007, 7.000%, 10/01/37	10/17 at 100.00	N/R	434,706

605	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.375%, 8/01/39	2/20 at 100.00	A+	623,906

800	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.250%, 8/01/43	8/21 at 100.00	A+	814,824

4,000	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 – AGM Insured	No Opt. Call	AA–	4,775,999

	Santa Fe County, New Mexico, Gross Receipts Tax Revenue Bonds, Capital Outlay Series 2010A:
1,135	5.000%, 6/01/23	6/20 at 100.00	Aa1	1,316,804
1,095	5.000%, 6/01/24	6/20 at 100.00	Aa1	1,258,286
1,255	5.000%, 6/01/25	6/20 at 100.00	Aa1	1,425,304

1,245	Santa Fe, New Mexico, Gross Receipts Sales Tax Revenue Bonds, Series 2006B, 5.000%, 6/01/23 – AGM Insured	6/16 at 100.00	AA+	1,335,362

600	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.750%, 10/01/38	10/18 at 100.00	N/R	560,070

1,750	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	1,740,690
21,350	Total Tax Obligation/Limited			23,125,154
	Utilities – 4.5%

1,000	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico San Juan Project, Series 2010D, 5.900%, 6/01/40	6/20 at 100.00	BBB–	1,024,420

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA–	$1,027,620

1,560	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	A3	1,565,803
3,560	Total Utilities			3,617,843
	Water and Sewer – 19.8%

2,000	Albuquerque and Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Series 2006A, 5.000%, 7/01/26 – AMBAC Insured	7/16 at 100.00	AAA	2,193,680

4,000	Albuquerque and Bernalillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Series 2008A, 5.000%, 7/01/33	7/18 at 100.00	AAA	4,244,920

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2004C, 5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	AAA	1,077,330

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2005C, 5.000%, 6/15/25 – AMBAC Insured	6/15 at 100.00	Aa2	1,083,940

4,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2006B, 5.000%, 6/01/36 – NPFG Insured	6/16 at 100.00	AAA	4,134,200

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2007E, 5.000%, 6/01/29 – NPFG Insured	6/17 at 100.00	AAA	1,064,960

1,000	Roswell, New Mexico, Joint Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 6/01/23 – NPFG Insured	6/15 at 100.00	Aa3	1,057,230

1,000	Santa Fe, New Mexico Water Utility System Capital Outlay Gross Receipts Tax Revenue Bonds, Series 2009, 5.000%, 6/01/27	6/19 at 100.00	AA+	1,099,270
15,000	Total Water and Sewer			15,955,530
$73,025	Total Investments (cost $74,373,739) – 95.9%			77,299,255
	Other Assets Less Liabilities – 4.1%			3,296,963
	Net Assets – 100%			$80,596,218

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	25

Statement of Assets & Liabilities (Unaudited)

November 30, 2011

	Arizona	Colorado	New Mexico
Assets
Investments, at value (cost $62,127,158, $48,405,904 and $74,373,739, respectively)	$64,021,581	$49,299,808	$77,299,255
Cash	1,527,439	309,937	1,278,478
Receivables:
Interest	1,269,046	859,974	1,430,696
Investments sold	66,060	—	1,808,925
Shares sold	283,665	478,318	67,686
Other assets	85	68	113
Total assets	67,167,876	50,948,105	81,885,153
Liabilities
Payables:
Dividends	106,196	54,849	79,844
Investments purchased	—	—	780,147
Shares redeemed	112,034	87,249	326,844
Accrued expenses:
Management fees	28,352	21,671	34,720
12b-1 distribution and service fees	11,684	11,461	21,000
Other	44,315	36,148	46,380
Total liabilities	302,581	211,378	1,288,935
Net assets	$66,865,295	$50,736,727	$80,596,218
Class A Shares
Net assets	$41,601,725	$34,630,322	$50,590,512
Shares outstanding	3,963,170	3,412,381	4,855,080
Net asset value per share	$10.50	$10.15	$10.42
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.96	$10.59	$10.88
Class B Shares
Net assets	$291,231	$325,298	$429,073
Shares outstanding	27,720	32,047	41,203
Net asset value and offering price per share	$10.51	$10.15	$10.41
Class C Shares
Net assets	$7,624,903	$9,254,260	$20,201,410
Shares outstanding	727,001	914,574	1,935,109
Net asset value and offering price per share	$10.49	$10.12	$10.44
Class I Shares
Net assets	$17,347,436	$6,526,847	$9,375,223
Shares outstanding	1,651,284	644,708	894,147
Net asset value and offering price per share	$10.51	$10.12	$10.49
Net assets consist of:
Capital paid-in	$66,716,620	$50,406,573	$77,909,212
Undistributed (Over-distribution of) net investment income	156,636	56,893	(90,992)
Accumulated net realized gain (loss)	(1,902,384)	(620,643)	(147,518)
Net unrealized appreciation (depreciation)	1,894,423	893,904	2,925,516
Net assets	$66,865,295	$50,736,727	$80,596,218
Authorized shares	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended November 30, 2011

	Arizona	Colorado	New Mexico
Investment Income	$1,602,666	$1,272,450	$1,808,540
Expenses
Management fees	165,951	128,378	209,592
12b-1 service fees – Class A	40,191	33,509	51,026
12b-1 distribution and service fees – Class B	1,755	1,607	2,658
12b-1 distribution and service fees – Class C	27,869	33,579	73,090
Shareholders’ servicing agent fees and expenses	15,824	10,281	15,769
Custodian’s fees and expenses	6,213	6,189	7,853
Trustees’ fees and expenses	988	763	1,246
Professional fees	8,913	8,665	9,496
Shareholders’ reports – printing and mailing expenses	8,981	8,613	11,727
Federal and state registration fees	4,470	3,059	2,787
Other expenses	901	755	1,143
Total expenses before custodian fee credit	282,056	235,398	386,387
Custodian fee credit	(614)	(235)	(1,033)
Net expenses	281,442	235,163	385,354
Net investment income (loss)	1,321,224	1,037,287	1,423,186
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from Investments	16,353	42,593	71,880
Change in net unrealized appreciation (depreciation) of investments	1,367,368	1,170,513	1,789,722
Net realized and unrealized gain (loss)	1,383,721	1,213,106	1,861,602
Net increase (decrease) in net assets from operations	$2,704,945	$2,250,393	$3,284,788

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of Changes in Net Assets (Unaudited)

	Arizona		Colorado		New Mexico
	Six Months Ended 11/30/11	Year Ended 5/31/11	Six Months Ended 11/30/11	Year Ended 5/31/11	Six Months Ended 11/30/11	Year Ended 5/31/11
Operations
Net investment income (loss)	$1,321,224	$2,783,886	$1,037,287	$1,885,588	$1,423,186	$3,019,949
Net realized gain (loss) from investments	16,353	(733,461)	42,593	227,539	71,880	19,823
Change in net unrealized appreciation (depreciation) of investments	1,367,368	(284,896)	1,170,513	(1,102,867)	1,789,722	(1,474,765)
Net increase (decrease) in net assets from operations	2,704,945	1,765,529	2,250,393	1,010,260	3,284,788	1,565,007
Distributions to Shareholders
From net investment income:
Class A	(865,326)	(1,872,785)	(716,901)	(1,293,666)	(979,757)	(2,143,547)
Class B	(6,593)	(23,099)	(5,941)	(20,567)	(8,785)	(43,120)
Class C	(138,770)	(283,505)	(168,278)	(333,986)	(322,184)	(609,267)
Class I	(332,718)	(579,915)	(130,192)	(211,823)	(167,619)	(266,395)
Decrease in net assets from distributions to shareholders	(1,343,407)	(2,759,304)	(1,021,312)	(1,860,042)	(1,478,345)	(3,062,329)
Fund Share Transactions
Proceeds from sale of shares	8,078,688	8,047,814	7,507,002	9,527,583	5,528,952	19,090,442
Proceeds from shares issued to shareholders due to reinvestment of distributions	708,657	1,432,639	703,183	1,196,210	952,395	2,008,227
	8,787,345	9,480,453	8,210,185	10,723,793	6,481,347	21,098,669
Cost of shares redeemed	(2,859,400)	(16,867,375)	(3,244,141)	(10,291,754)	(6,523,579)	(17,189,724)
Net increase (decrease) in net assets from Fund share transactions	5,927,945	(7,386,922)	4,966,044	432,039	(42,232)	3,908,945
Net increase (decrease) in net assets	7,289,483	(8,380,697)	6,195,125	(417,743)	1,764,211	2,411,623
Net assets at the beginning of period	59,575,812	67,956,509	44,541,602	44,959,345	78,832,007	76,420,384
Net assets at the end of period	$66,865,295	$59,575,812	$50,736,727	$44,541,602	$80,596,218	$78,832,007
Undistributed (Over-distribution of) net investment income at the end of period	$156,636	$178,819	$56,893	$40,918	$(90,992)	$(35,833)

See accompanying notes to financial statements.

28	Nuveen Investments

Financial Highlights (Unaudited)

Nuveen Investments	29

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

ARIZONA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (10/86)
2012(f)	$10.27	$.22	$.24	$.46	$(.23)	$—	$(.23)	$10.50
2011	10.42	.45	(.15)	.30	(.45)	—	(.45)	10.27
2010	9.82	.44	.61	1.05	(.45)	—	(.45)	10.42
2009	10.35	.44	(.52)	(.08)	(.43)	(.02)	(.45)	9.82
2008	10.61	.43	(.26)	.17	(.41)	(.02)	(.43)	10.35
2007	10.60	.42	.05	.47	(.41)	(.05)	(.46)	10.61
Class B (2/97)
2012(f)	10.27	.18	.25	.43	(.19)	—	(.19)	10.51
2011	10.43	.38	(.17)	.21	(.37)	—	(.37)	10.27
2010	9.82	.36	.62	.98	(.37)	—	(.37)	10.43
2009	10.35	.37	(.53)	(.16)	(.35)	(.02)	(.37)	9.82
2008	10.61	.35	(.26)	.09	(.33)	(.02)	(.35)	10.35
2007	10.59	.34	.06	.40	(.33)	(.05)	(.38)	10.61
Class C (2/94)
2012(f)	10.26	.19	.24	.43	(.20)	—	(.20)	10.49
2011	10.41	.40	(.16)	.24	(.39)	—	(.39)	10.26
2010	9.81	.39	.61	1.00	(.40)	—	(.40)	10.41
2009	10.34	.39	(.53)	(.14)	(.37)	(.02)	(.39)	9.81
2008	10.60	.37	(.26)	.11	(.35)	(.02)	(.37)	10.34
2007	10.58	.36	.06	.42	(.35)	(.05)	(.40)	10.60
Class I (2/97)(g)
2012(f)	10.27	.23	.24	.47	(.23)	—	(.23)	10.51
2011	10.43	.47	(.16)	.31	(.47)	—	(.47)	10.27
2010	9.82	.46	.62	1.08	(.47)	—	(.47)	10.43
2009	10.35	.46	(.53)	(.07)	(.44)	(.02)	(.46)	9.82
2008	10.61	.45	(.26)	.19	(.43)	(.02)	(.45)	10.35
2007	10.59	.45	.05	.50	(.43)	(.05)	(.48)	10.61

30	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets(e)
Total Return(c)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

4.46%	$41,602	.88	%*	.88	%*	4.27	%*	2%
2.94	38,379	.89		.89		4.39		6
10.89	46,701	.89		.89		4.34		2
(.65)	47,006	.92		.92		4.52		27
1.67	50,543	1.03		.93		4.05		19
4.51	60,748	1.01		.88		3.94		19

4.17	291	1.63	*	1.63	*	3.50	*	2
2.07	468	1.64		1.64		3.63		6
10.18	840	1.65		1.65		3.59		2
(1.41)	1,764	1.67		1.67		3.76		27
.86	2,588	1.78		1.68		3.30		19
3.80	3,216	1.77		1.64		3.19		19

4.17	7,625	1.43	*	1.43	*	3.67	*	2
2.35	7,104	1.44		1.44		3.83		6
10.31	7,531	1.44		1.44		3.79		2
(1.23)	6,983	1.47		1.47		3.96		27
1.09	8,642	1.58		1.48		3.50		19
4.04	9,020	1.56		1.43		3.40		19

4.65	17,347	.68	*	.68	*	4.42	*	2
3.02	13,625	.69		.69		4.59		6
11.19	12,885	.69		.69		4.54		2
(.46)	12,273	.72		.72		4.72		27
1.84	14,191	.83		.73		4.25		19
4.79	15,258	.81		.68		4.14		19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the six months ended November 30, 2011.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	31

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

COLORADO
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (5/87)
2012(f)	$9.89	$.22	$.26	$.48	$(.22)	$—	$(.22)	$10.15
2011	10.07	.44	(.19)	.25	(.43)	—	(.43)	9.89
2010	9.48	.44	.58	1.02	(.43)	—	(.43)	10.07
2009	10.09	.43	(.62)	(.19)	(.42)	—	(.42)	9.48
2008	10.32	.41	(.22)	.19	(.42)	—	(.42)	10.09
2007	10.30	.42	.02	.44	(.42)	—	(.42)	10.32
Class B (2/97)
2012(f)	9.89	.18	.26	.44	(.18)	—	(.18)	10.15
2011	10.08	.36	(.19)	.17	(.36)	—	(.36)	9.89
2010	9.48	.36	.60	.96	(.36)	—	(.36)	10.08
2009	10.09	.36	(.62)	(.26)	(.35)	—	(.35)	9.48
2008	10.32	.34	(.23)	.11	(.34)	—	(.34)	10.09
2007	10.30	.34	.02	.36	(.34)	—	(.34)	10.32
Class C (2/97)
2012(f)	9.86	.19	.26	.45	(.19)	—	(.19)	10.12
2011	10.05	.38	(.19)	.19	(.38)	—	(.38)	9.86
2010	9.45	.38	.60	.98	(.38)	—	(.38)	10.05
2009	10.06	.38	(.62)	(.24)	(.37)	—	(.37)	9.45
2008	10.30	.36	(.23)	.13	(.37)	—	(.37)	10.06
2007	10.28	.36	.03	.39	(.37)	—	(.37)	10.30
Class I (2/97)(g)
2012(f)	9.86	.23	.26	.49	(.23)	—	(.23)	10.12
2011	10.05	.46	(.20)	.26	(.45)	—	(.45)	9.86
2010	9.45	.45	.60	1.05	(.45)	—	(.45)	10.05
2009	10.07	.45	(.62)	(.17)	(.45)	—	(.45)	9.45
2008	10.31	.43	(.23)	.20	(.44)	—	(.44)	10.07
2007	10.29	.44	.02	.46	(.44)	—	(.44)	10.31

32	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets(e)
Total Return(c)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

4.85%	$34,630	.89	%*	.89	%*	4.34	%*	4%
2.58	30,067	.91		.91		4.41		14
10.98	31,964	.91		.91		4.44		5
(1.67)	28,820	.95		.95		4.60		12
1.91	30,448	.93		.93		4.04		28
4.31	32,203	.90		.90		3.99		17

4.45	325	1.64	*	1.64	*	3.62	*	4
1.70	346	1.66		1.66		3.65		14
10.28	689	1.66		1.66		3.70		5
(2.44)	1,046	1.69		1.69		3.82		12
1.13	1,851	1.68		1.68		3.30		28
3.53	2,843	1.66		1.66		3.25		17

4.58	9,254	1.44	*	1.44	*	3.80	*	4
1.92	8,694	1.46		1.46		3.86		14
10.51	8,796	1.46		1.46		3.89		5
(2.25)	7,488	1.50		1.50		4.04		12
1.28	8,418	1.48		1.48		3.49		28
3.78	7,034	1.45		1.45		3.44		17

4.96	6,527	.69	*	.69	*	4.55	*	4
2.67	5,435	.71		.71		4.60		14
11.32	3,511	.71		.71		4.63		5
(1.55)	3,756	.74		.74		4.78		12
2.06	5,428	.74		.74		4.23		28
4.56	1,967	.70		.70		4.19		17

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the six months ended November 30, 2011.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	33

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NEW MEXICO
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (9/92)
2012(f)	$10.19	$.19	$.24	$.43	$(.20)	$—	$(.20)	$10.42
2011	10.36	.40	(.16)	.24	(.41)	—	(.41)	10.19
2010	9.93	.41	.44	.85	(.42)	—	(.42)	10.36
2009	10.24	.42	(.32)	.10	(.41)	—	(.41)	9.93
2008	10.36	.41	(.12)	.29	(.41)	—	(.41)	10.24
2007	10.29	.41	.05	.46	(.39)	—	(.39)	10.36
Class B (2/97)
2012(f)	10.18	.15	.24	.39	(.16)	—	(.16)	10.41
2011	10.36	.33	(.18)	.15	(.33)	—	(.33)	10.18
2010	9.94	.33	.44	.77	(.35)	—	(.35)	10.36
2009	10.24	.35	(.31)	.04	(.34)	—	(.34)	9.94
2008	10.36	.33	(.12)	.21	(.33)	—	(.33)	10.24
2007	10.29	.33	.05	.38	(.31)	—	(.31)	10.36
Class C (2/97)
2012(f)	10.20	.16	.25	.41	(.17)	—	(.17)	10.44
2011	10.38	.35	(.17)	.18	(.36)	—	(.36)	10.20
2010	9.95	.35	.45	.80	(.37)	—	(.37)	10.38
2009	10.26	.37	(.32)	.05	(.36)	—	(.36)	9.95
2008	10.38	.36	(.13)	.23	(.35)	—	(.35)	10.26
2007	10.30	.35	.06	.41	(.33)	—	(.33)	10.38
Class I (2/97)(g)
2012(f)	10.25	.20	.25	.45	(.21)	—	(.21)	10.49
2011	10.42	.43	(.17)	.26	(.43)	—	(.43)	10.25
2010	10.00	.43	.43	.86	(.44)	—	(.44)	10.42
2009	10.30	.44	(.31)	.13	(.43)	—	(.43)	10.00
2008	10.41	.43	(.12)	.31	(.42)	—	(.42)	10.30
2007	10.33	.43	.06	.49	(.41)	—	(.41)	10.41

34	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets(e)
Total Return(c)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

4.24%	$50,591	.85	%*	.85	%*	3.70	%*	9%
2.38	51,278	.86		.86		3.96		2
8.72	55,167	.87		.87		4.02		7
1.19	50,256	.90		.90		4.32		7
2.82	49,402	.89		.89		3.98		9
4.51	48,069	.89		.89		3.90		9

3.87	429	1.60	*	1.60	*	2.96	*	9
1.53	744	1.61		1.61		3.19		2
7.85	1,853	1.62		1.62		3.28		7
.51	2,188	1.65		1.65		3.58		7
2.05	2,916	1.64		1.64		3.23		9
3.73	3,336	1.65		1.65		3.15		9

4.06	20,201	1.40	*	1.40	*	3.15	*	9
1.74	19,046	1.41		1.41		3.40		2
8.13	14,706	1.41		1.41		3.46		7
.63	8,352	1.45		1.45		3.77		7
2.23	7,484	1.44		1.44		3.43		9
4.01	7,873	1.44		1.44		3.35		9

4.43	9,375	.65	*	.65	*	3.90	*	9
2.60	7,764	.66		.66		4.18		2
8.80	4,695	.66		.66		4.21		7
1.47	2,276	.70		.70		4.51		7
3.09	1,376	.69		.69		4.18		9
4.77	1,300	.69		.69		4.10		9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the six months ended November 30, 2011.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	35

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Multistate Trust I (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Arizona Municipal Bond Fund (“Arizona”), Nuveen Colorado Municipal Bond Fund (“Colorado”) and Nuveen New Mexico Municipal Bond Fund (“New Mexico”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, its respective state and, in some cases, its respective local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal income tax and its respective state personal income tax. Each Fund invests at least 80% of its net assets in investment grade municipal bonds, which are those rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), to be of comparable quality. Each Fund may invest up to 20% of its net assets in below-investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At November 30, 2011, New Mexico had outstanding when-issued/delayed delivery purchase commitments of $780,147. There were no such outstanding purchase commitments in any of the other Funds.

36	Nuveen Investments

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense” on the Statement of Operations.

Nuveen Investments	37

Notes to Financial Statements (Unaudited) (continued)

During the six months ended November 30, 2011, the Funds did not invest in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities. At November 30, 2011, the Funds did not have any exposure to externally deposited Recourse Trusts.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 2011.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

38	Nuveen Investments

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of November 30, 2011:

Arizona	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$64,021,581	$—	$64,021,581

Colorado	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$49,299,808	$—	$49,299,808

New Mexico	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$77,299,255	$—	$77,299,255

During the six months ended November 30, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended November 30, 2011.

4. Fund Shares

Transactions in Fund shares were as follows:

	Arizona
	Six Months Ended 11/30/11		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	318,766	$3,340,142	321,482	$3,306,247
Class A – automatic conversion of Class B Shares	21	212	7,574	78,612
Class B	206	2,148	408	4,230
Class C	69,424	721,391	124,020	1,285,274
Class I	383,701	4,014,795	326,447	3,373,451
Shares issued to shareholders due to reinvestment of distributions:
Class A	44,398	463,812	89,167	920,968
Class B	289	3,015	879	9,096
Class C	7,740	80,773	16,475	170,103
Class I	15,406	161,057	32,150	332,472
	839,951	8,787,345	918,602	9,480,453
Shares redeemed:
Class A	(138,629)	(1,447,592)	(1,159,579)	(11,960,734)
Class B	(18,315)	(191,108)	(28,727)	(294,506)
Class B – automatic conversion to Class A Shares	(21)	(212)	(7,574)	(78,612)
Class C	(42,804)	(446,068)	(171,121)	(1,747,642)
Class I	(74,217)	(774,420)	(267,760)	(2,785,881)
	(273,986)	(2,859,400)	(1,634,761)	(16,867,375)
Net increase (decrease)	565,965	$5,927,945	(716,159)	$(7,386,922)

Nuveen Investments	39

Notes to Financial Statements (Unaudited) (continued)

	Colorado
	Six Months Ended 11/30/11		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	539,742	$5,406,718	335,384	$3,325,455
Class A – automatic conversion of Class B Shares	647	6,416	6,647	64,153
Class B	29	298	799	8,007
Class C	108,254	1,088,576	301,691	3,003,692
Class I	99,665	1,004,994	317,020	3,126,276
Shares issued to shareholders due to reinvestment of distributions:
Class A	47,121	474,808	82,156	815,391
Class B	512	5,159	1,489	14,800
Class C	11,667	117,196	20,247	200,018
Class I	10,545	106,020	16,775	166,001
	818,182	8,210,185	1,082,208	10,723,793
Shares redeemed:
Class A	(215,853)	(2,170,971)	(556,088)	(5,546,848)
Class B	(2,793)	(28,178)	(29,034)	(282,855)
Class B – automatic conversion to Class A Shares	(647)	(6,416)	(6,647)	(64,153)
Class C	(87,092)	(872,467)	(315,505)	(3,100,526)
Class I	(16,494)	(166,109)	(132,144)	(1,297,372)
	(322,879)	(3,244,141)	(1,039,418)	(10,291,754)
Net increase (decrease)	495,303	$4,966,044	42,790	$432,039

	New Mexico
	Six Months Ended 11/30/11		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	137,158	$1,413,944	558,738	$5,711,028
Class A – automatic conversion of Class B Shares	1,561	15,949	48,739	485,646
Class B	16	163	160	1,653
Class C	216,914	2,245,824	760,003	7,846,726
Class I	177,705	1,853,072	493,803	5,045,389
Shares issued to shareholders due to reinvestment of distributions:
Class A	68,574	709,341	151,041	1,542,344
Class B	540	5,578	2,658	27,249
Class C	18,762	194,455	35,343	360,997
Class I	4,132	43,021	7,561	77,637
	625,362	6,481,347	2,058,046	21,098,669
Shares redeemed:
Class A	(386,880)	(3,990,094)	(1,049,642)	(10,593,213)
Class B	(30,828)	(317,340)	(59,869)	(613,797)
Class B – automatic conversion to Class A Shares	(1,561)	(15,949)	(48,739)	(485,646)
Class C	(166,931)	(1,728,321)	(345,727)	(3,533,897)
Class I	(45,271)	(471,875)	(194,170)	(1,963,171)
	(631,471)	(6,523,579)	(1,698,147)	(17,189,724)
Net increase (decrease)	(6,109)	$(42,232)	359,899	$3,908,945

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the six months ended November 30, 2011, were as follows:

	Arizona	Colorado	New Mexico
Purchases	$5,518,110	$7,040,162	$6,650,464
Sales and maturities	1,432,060	1,815,144	8,485,000

40	Nuveen Investments

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At November 30, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Arizona	Colorado	New Mexico
Cost of investments	$62,008,777	$48,350,006	$74,372,827
Gross unrealized:
Appreciation	$2,978,150	$1,911,075	$3,106,972
Depreciation	(965,346)	(961,273)	(180,544)
Net unrealized appreciation (depreciation) of investments	$2,012,804	$949,802	$2,926,428

Permanent differences, primarily due to federal taxes paid, taxable market discount, expiration of capital loss carryforwards and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at May 31, 2011, the Funds’ last tax year-end, as follows:

	Arizona	Colorado	New Mexico
Capital paid-in	$38	$—	$(199,401)
Undistributed (Over-distribution of) net investment income	(117)	(220)	(23)
Accumulated net realized gain (loss)	79	220	199,424

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2011, the Funds’ last tax year end, were as follows:

	Arizona	Colorado	New Mexico
Undistributed net tax-exempt income*	$298,369	$151,378	$212,234
Undistributed net ordinary income**	113	—	—
Undistributed net long-term capital gains	—	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2011 through May 31, 2011, and paid on June 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2011	Arizona	Colorado	New Mexico
Distributions from net tax-exempt income	$2,784,799	$1,859,209	$3,060,355
Distributions from net ordinary income**	—	—	—
Distributions from net long-term capital gains	—	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2011, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Arizona	Colorado	New Mexico
Expiration:
May 31, 2012	$—	$197,487	$161,534
May 31, 2016	—	251,245	—
May 31, 2017	—	214,504	57,864
May 31, 2018	1,053,409	—	—
Total	$1,053,409	$663,236	$219,398

During the Funds’ last tax year ended May 31, 2011, the following Funds utilized capital loss carryforwards as follows:

	Arizona	Colorado	New Mexico
Utilized capital loss carryforwards	$131,964	$227,759	$19,846

Nuveen Investments	41

Notes to Financial Statements (Unaudited) (continued)

At May 31, 2011, the Fund’s last tax year end, $199,401 of New Mexico’s capital loss carryforward expired.

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through May 31, 2011, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer post-October losses as follows:

Arizona
Post-October capital losses	$865,346

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2011, the complex-level fee rate for each of these Funds was ..1774%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

42	Nuveen Investments

During the six months ended November 30, 2011, Nuveen Securities, LLC, a wholly-owned subsidiary of Nuveen, (the “Distributor”) collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Arizona	Colorado	New Mexico
Sales charges collected	$55,171	$60,538	$28,321
Paid to financial intermediaries	49,231	58,337	24,241

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended November 30, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Arizona	Colorado	New Mexico
Commission advances	$20,224	$53,260	$21,786

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2011, the Distributor retained such 12b-1 fees as follows:

	Arizona	Colorado	New Mexico
12b-1 fees retained	$6,820	$10,171	$24,256

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2011, as follows:

	Arizona	Colorado	New Mexico
CDSC retained	$734	$505	$2,513

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	43

Notes

44	Nuveen Investments

Notes

Nuveen Investments	45

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper Arizona Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Arizona Municipal Debt Funds Classification. The Lipper Arizona Municipal Debt Funds Classification Average contained 31, 31, 25 and 24 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended November 30, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Colorado Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Colorado Municipal Debt Funds Classification. The Lipper Colorado Municipal Debt Funds Classification Average contained 18, 18, 16 and 16 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended November 30, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. The Lipper Other States Municipal Debt Funds Classification Average contained 144, 139, 126 and 116 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended November 30, 2011. Shareholders should note that the performance of the Lipper Other States Average represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Standard & Poor’s (S&P) Arizona Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Arizona municipal bond market. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Standard & Poor’s (S&P) Colorado Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Colorado municipal bond market. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Standard & Poor’s (S&P) New Mexico Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New Mexico municipal bond market. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

46	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	47

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of Nuveen Asset Management, NWQ, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $207 billion of assets as of October 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-MS2-1111P

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report

November 30, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen Municipal Bond Fund 2	FLOTX	FLOBX	FLCTX	NMFLX
Nuveen Maryland Municipal Bond Fund	NMDAX	NBMDX	NMDCX	NMMDX
Nuveen Pennsylvania Municipal Bond Fund	FPNTX	FPMMX	FPMBX	NBPAX
Nuveen Virginia Municipal Bond Fund	FVATX	NFVBX	FVACX	NMVAX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

January 20, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

On November 14, 2011, the Board of Trustees of the Nuveen Municipal Bond Fund 2 approved the reorganization of the Fund into the Nuveen All-American Municipal Bond Fund. In order for the reorganization to occur, it must be approved by the shareholders of the Nuveen Municipal Bond Fund 2. If the shareholders approve the reorganization, the Nuveen Municipal Bond Fund 2 will be terminated and each shareholder will receive Nuveen All-American Municipal Bond Fund shares with a total value equal to the total value of that shareholder’s Nuveen Municipal Bond Fund 2 shares immediately prior to the closing of the reorganization. A special meeting of shareholders of the Nuveen Municipal Bond Fund 2 for the purpose of voting on the reorganization is expected to be held in April 2012. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to shareholders of the Nuveen Municipal Bond Fund 2 in March 2012.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Portfolio managers Daniel Close, CFA, Thomas Spalding, CFA, and Paul Brennan, CFA, examine key investment strategies and the performance of these Funds. Dan, who has 13 years of investment experience, began managing the Municipal Bond Fund 2 in 2007. Tom has 37 years of investment experience and has managed the Maryland and Virginia Funds since January 2011. Paul, with 21 years of investment experience, has managed the Pennsylvania Fund since January 2011.

How did the Funds perform during the six-month period ending November 30, 2011?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year, five-year and ten-year periods ending November 30, 2011. Each Fund’s total returns are compared with the performance of a corresponding market indexes and appropriate Lipper classification average.

During the six-month period, the Class A Shares at net asset value (NAV) of all four Funds outpaced the Standard & Poor’s (S&P) National Municipal Bond Index to varying degrees, and the Maryland, Pennsylvania and Virginia Funds also outperformed their respective state specific S&P municipal bond indexes. All four Funds also outperformed their respective Lipper classification average.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics as in the past. Nuveen municipal bond fund portfolios are managed with a value-oriented approach and close input from Nuveen’s experienced research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

During this reporting period, municipal bond prices generally rallied as yields declined across the municipal curve. Part of the reason for this was the continued depressed levels of municipal bond issuance. Tax-exempt volume, which had been limited in 2010 by issuers’ extensive use of taxable Build America Bonds (BABs), continued to drift lower in 2011. For the six months ended November 30, 2011, national municipal issuance was down 17% compared with the same period in 2010, while Pennsylvania and Virginia experienced declines of 15% and 9%. Maryland, however, bucked the national trend, with a 31% increase in supply.

Nuveen Investments	5

Nuveen Municipal Bond Fund 2

The performance of the Nuveen Municipal Bond Fund 2 relative to the S&P National Municipal Bond Index was helped by favorable duration positioning, meaning the portfolio was more price sensitive to falling interest rates during the six-month period. Generally speaking, the longer a portfolio’s duration, the better it was likely to perform. In this portfolio, we maintained a relatively smaller allocation to shorter-dated bonds, as well as a very modest overweighting in longer-dated issues. Both stances added to results, as bonds with longer maturities benefited to a greater extent from declining rates.

The credit-quality exposure of Municipal Bond Fund 2 supplied another positive impact on performance. As investors became less risk averse and as bond yields remained historically low, securities with lower credit ratings and higher yields were in strong demand. In this environment, lower-investment-grade bonds generally outperformed comparable higher-rated bonds. This was a helpful backdrop for the Fund, given its overweighting in BBB-rated securities and more-limited exposure to AAA-rated debt.

Sector positioning also added to results, though to a lesser extent than duration and credit-quality positioning. An overweighting in the strong-performing health care sector was helpful, while, in contrast, the Fund saw a negative return from its tobacco-bond exposure. Individual security selection was another source of relative underperformance.

Throughout these six months, we continued to take advantage of available opportunities to increase the Fund’s diversification away from the Florida municipal bond market. Before May 31, 2011, the Fund was required to maintain at least half its portfolio in Florida municipal securities. With its change in name and investment mandate, Nuveen Municipal Bond 2 no longer was subject to this requirement, and we believed that broadening the portfolio’s geographical scope would be in the best interest of our shareholders. At the last reporting period approximately 60.5% of the portfolio was invested in Florida bonds, at period end, approximately 40.4% was now invested in Florida bonds.

In fact, all bond purchases during the six-month period were of non-Florida securities. In general, we favored adding bonds obtained in the primary municipal bond market, which we believed offered better values than the secondary market. New portfolio additions generally focused on intermediate- and longer-term bonds with credit ratings generally ranging from BBB to A. In our view, these longer-duration, lower- to mid-tier rated securities provided the most favorable risk/reward tradeoff. Our purchases were also spread across multiple sectors. We bought a number of dedicated-tax and health care bonds, as well as several general obligation issues and water/sewer credits. To a lesser extent, we also added higher education, gas-prepaid, appropriation-backed and industrial development revenue bonds.

With the Fund closed to new investors, the proceeds for new purchases came primarily from called and maturing bonds. We also took advantage of various opportunities to sell portfolio holdings featuring structures that individual investors found especially attractive, and for which we believed we could obtain good prices.

6	Nuveen Investments

Nuveen Maryland and Virginia Municipal Bond Funds

Similar factors influenced the performance of the Nuveen Maryland Municipal Bond Fund and the Nuveen Virginia Municipal Bond Fund during the six months ending November 30, 2011. Both Funds benefited from elevated exposure to lower-rated bonds — specifically, those with credit ratings of BBB and A — as higher-yielding, lower-quality issues enjoyed strong performance amid favorable market conditions. Both Funds — especially the Maryland Fund — also had a more limited allocation to high-quality bonds, which lagged their lower-rated counterparts.

Another positive contribution was supplied by both portfolios’ relatively long durations, as the falling-rate environment helped boost the performance of longer-dated securities. Meanwhile, in sector terms, both Funds benefited from their allocations to the health care sector, while transportation bonds — including airports and toll roads — provided additional outperformance.

In managing the Maryland Fund, we sought to add securities that we believed could accomplish our goal of modestly lengthening the portfolio’s duration, which had been at the shorter end of our target range. Accordingly, new purchases emphasized essential service bonds with longer maturities and good call-protection features. We also bought several BBB-rated zero-coupon bonds that we believed were attractively priced relative to their risk.

Most of our additions to the Maryland portfolio came from the secondary municipal market, where we saw what we thought was better investment value compared with the state’s primary market. In general, however, we limited purchase activity during the period, as we did not find many new Maryland bonds we wished to buy. To fund these limited purchases, we used the proceeds of bond calls as well as cash already in the portfolio, and did not need to sell many bonds.

We had a similar approach to managing the Virginia Fund, adding longer-duration essential service bonds, when appropriate, to maintain the portfolio’s duration at our desired level. New purchases — which we made across a variety of sectors and included water/sewer, utility and dedicated-tax bonds — were lower-investment-grade-rated when we believed the risk/reward balance favored our shareholders. Given the constrained supply in Virginia during the period, however, we found relatively few suitable opportunities to do so. To fund our relatively small number of purchases, we used pre-existing cash in the portfolio as well as the proceeds of called bonds.

Nuveen Pennsylvania Municipal Bond Fund

The strong performance for the Fund was attributable in large part to the Fund’s relatively long duration.

Another notable positive was the Fund’s exposure to lower-rated credits. As the period progressed, credit spreads, while still historically wide, continued to narrow, meaning that investors were bidding up the prices of higher-yielding, lower-rated bonds. This boosted the performance of the Fund’s lower-investment-grade holdings.

We were reasonably active in adding new securities to the portfolio and took advantage of investment opportunities across a variety of sectors. As we have discussed in prior

Nuveen Investments	7

reports to shareholders, we regularly favor essential-service bonds that go to fund high-quality projects vital to their local communities. We continued to pursue this management theme during the period. In our view, essential-service bonds were a particularly appropriate area to emphasize, given the ongoing economic challenges facing many states and municipalities. That said, we also noted the accumulating evidence of an improving national economy, which supplied us with more confidence to continue to invest in lower-rated bonds, whose risk/reward tradeoff struck us as superior. Many of our new purchases were of A-rated bonds, a credit-rating category that made up approximately one-quarter of the portfolio at period end. Our new purchases included health care, general obligation and water/sewer bonds.

At times, and especially early on in the six-month period, the portfolio experienced net investment outflows. This meant we sometimes needed to sell bonds to maintain the Fund’s desired sector and credit-quality allocation. We sold bonds for which we believed we could get the best prices. As market conditions improved over time, these outflows began to subside, as did our selling activity. To fund our bond purchases during the period, we generally relied on the proceeds of bond calls and maturities.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Credit risk is heightened for below investment grade bonds. A concentration in specific states exposes the Funds to the additional risks facing issuers in those states. The Funds’ potential use of inverse floaters issued in tender option bond (“TOB”) transactions creates effective leverage. Leverage involves greater volatility and increases the funds’ exposure to risk of loss from changes in municipal interest rates.

Dividend Information

All share classes of the Maryland Fund experienced an increase to its monthly dividend in August 2011, while none of the other Funds experienced a dividend change throughout the six-month period ending November 30, 2011.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of November 30, 2011, all four Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

8	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following four pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Municipal Bond Fund 2

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.71%	6.65%	3.27%	4.00%
Class A Shares at maximum Offering Price	0.33%	2.22%	2.39%	3.56%
Standard & Poor’s (S&P) National Municipal Bond Index**	4.35%	6.50%	4.40%	5.08%
Lipper General Municipal Debt Funds Classification Average**	4.38%	6.01%	3.22%	4.04%

Class B Shares w/o CDSC	4.32%	5.73%	2.48%	3.37%
Class B Shares w/CDSC	-0.68%	1.73%	2.31%	3.37%
Class C Shares	4.42%	5.95%	2.68%	3.42%
Class I Shares	4.81%	6.76%	3.46%	4.21%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.10%	10.99%	3.74%	4.27%
Class A Shares at maximum Offering Price	1.67%	6.38%	2.85%	3.82%
Class B Shares w/o CDSC	5.60%	10.04%	2.96%	3.63%
Class B Shares w/CDSC	0.60%	6.04%	2.79%	3.63%
Class C Shares	5.71%	10.27%	3.16%	3.68%
Class I Shares	6.09%	11.10%	3.95%	4.46%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.84%
Class B Shares	1.59%
Class C Shares	1.39%
Class I Shares	0.64%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions.

10	Nuveen Investments

Nuveen Maryland Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.69%	5.36%	4.14%	4.73%
Class A Shares at maximum Offering Price	0.27%	0.98%	3.25%	4.28%
Standard & Poor’s (S&P) Maryland Municipal Bond Index**	3.77%	5.38%	4.50%	4.93%
Standard & Poor’s (S&P) National Municipal Bond Index**	4.35%	6.50%	4.40%	5.08%
Lipper Maryland Municipal Debt Funds Classification Average**	4.45%	5.38%	3.23%	4.05%

Class B Shares w/o CDSC	4.21%	4.48%	3.34%	4.10%
Class B Shares w/CDSC	-0.79%	0.48%	3.16%	4.10%
Class C Shares	4.31%	4.68%	3.56%	4.15%
Class I Shares	4.67%	5.55%	4.34%	4.93%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.49%	9.25%	4.55%	4.98%
Class A Shares at maximum Offering Price	1.06%	4.70%	3.65%	4.53%
Class B Shares w/o CDSC	5.01%	8.34%	3.76%	4.34%
Class B Shares w/CDSC	0.01%	4.34%	3.58%	4.34%
Class C Shares	5.12%	8.56%	3.96%	4.39%
Class I Shares	5.48%	9.44%	4.74%	5.19%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.84%
Class B Shares	1.59%
Class C Shares	1.39%
Class I Shares	0.64%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	11

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Pennsylvania Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.96%	6.19%	4.12%	4.64%
Class A Shares at maximum Offering Price	0.56%	1.69%	3.24%	4.19%
Standard & Poor’s (S&P) Pennsylvania Municipal Bond Index**	4.25%	6.47%	4.59%	5.14%
Standard & Poor’s (S&P) National Municipal Bond Index**	4.35%	6.50%	4.40%	5.08%
Lipper Pennsylvania Municipal Debt Funds Classification Average**	4.32%	5.65%	3.25%	4.11%

Class B Shares w/o CDSC	4.57%	5.39%	3.35%	4.00%
Class B Shares w/CDSC	-0.43%	1.39%	3.17%	4.00%
Class C Shares	4.68%	5.50%	3.55%	4.06%
Class I Shares	5.07%	6.30%	4.33%	4.84%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.38%	10.60%	4.59%	4.92%
Class A Shares at maximum Offering Price	1.92%	5.99%	3.70%	4.47%
Class B Shares w/o CDSC	5.88%	9.77%	3.81%	4.29%
Class B Shares w/CDSC	0.88%	5.77%	3.63%	4.29%
Class C Shares	6.00%	10.01%	4.01%	4.33%
Class I Shares	6.39%	10.84%	4.79%	5.12%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.82%
Class B Shares	1.57%
Class C Shares	1.37%
Class I Shares	0.62%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in the Report for definitions.

12	Nuveen Investments

Nuveen Virginia Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.47%	6.04%	4.20%	4.75%
Class A Shares at maximum Offering Price	0.07%	1.60%	3.31%	4.30%
Standard & Poor’s (S&P) Virginia Municipal Bond Index**	3.55%	5.76%	4.20%	4.92%
Standard & Poor’s (S&P) National Municipal Bond Index**	4.35%	6.50%	4.40%	5.08%
Lipper Virginia Municipal Debt Funds Classification Average**	3.76%	5.27%	2.73%	4.03%

Class B Shares w/o CDSC	3.99%	5.23%	3.40%	4.13%
Class B Shares w/CDSC	-1.01%	1.23%	3.22%	4.13%
Class C Shares	4.09%	5.45%	3.61%	4.18%
Class I Shares	4.48%	6.24%	4.38%	4.95%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.63%	10.38%	4.65%	5.04%
Class A Shares at maximum Offering Price	1.20%	5.74%	3.75%	4.59%
Class B Shares w/o CDSC	5.15%	9.56%	3.86%	4.41%
Class B Shares w/CDSC	0.15%	5.56%	3.69%	4.41%
Class C Shares	5.25%	9.68%	4.06%	4.46%
Class I Shares	5.64%	10.51%	4.85%	5.23%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.81%
Class B Shares	1.56%
Class C Shares	1.36%
Class I Shares	0.61%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in the Report for definitions.

Nuveen Investments	13

Yields (Unaudited) as of November 30, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Municipal Bond Fund 2

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[5]	4.36%	3.78%	5.25%
Class B Shares	3.81%	3.18%	4.42%
Class C Shares	4.00%	3.40%	4.72%
Class I Shares	4.75%	4.15%	5.76%

Nuveen Maryland Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[2]
Class A Shares[5]	3.91%	3.19%	4.66%
Class B Shares	3.36%	2.74%	4.01%
Class C Shares	3.54%	2.79%	4.08%
Class I Shares	4.31%	3.53%	5.16%

Nuveen Pennsylvania Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[3]
Class A Shares[5]	3.92%	3.32%	4.76%
Class B Shares	3.35%	2.76%	3.95%
Class C Shares	3.54%	2.92%	4.18%
Class I Shares	4.27%	3.66%	5.24%

Nuveen Virginia Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[4]
Class A Shares[5]	3.94%	3.17%	4.67%
Class B Shares	3.36%	2.56%	3.77%
Class C Shares	3.57%	2.76%	4.06%
Class I Shares	4.30%	3.51%	5.17%

1	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28.0%.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.6%.

3	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 30.2%.

4	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.1%.

5	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

14	Nuveen Investments

Holding Summaries (Unaudited) as of November 30, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Municipal Bond Fund 2

Bond Credit Quality1

Nuveen Maryland Municipal Bond Fund

Bond Credit Quality1

Nuveen Pennsylvania Municipal Bond Fund

Bond Credit Quality1

Nuveen Virginia Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/Limited	23.8%
Health Care	19.3%
Utilities	13.5%
Transportation	11.1%
Water and Sewer	4.8%
Consumer Staples	4.7%
Tax Obligation/General	4.0%
Housing/Multifamily	3.8%
Other	15.0%

Portfolio Composition[1]
Health Care	23.2%
Tax Obligation/Limited	18.0%
Tax Obligation/General	11.0%
Education and Civic Organizations	7.7%
U.S. Guaranteed	7.5%
Housing/Single Family	6.5%
Industrials	5.2%
Long-Term Care	5.1%
Housing/Multifamily	3.9%
Other	11.9%

Portfolio Composition[1]
Tax Obligation/General	21.3%
Health Care	19.4%
Education and Civic Organizations	13.3%
Water and Sewer	10.4%
Tax Obligation/Limited	9.0%
Transportation	8.3%
U.S. Guaranteed	5.9%
Other	12.4%

Portfolio Composition[1]
Tax Obligation/Limited	24.9%
Health Care	17.2%
Transportation	14.6%
U.S. Guaranteed	6.9%
Education and Civic Organizations	6.3%
Housing/Single Family	4.9%
Long-Term Care	4.9%
Tax Obligation/General	4.4%
Water and Sewer	4.3%
Other	11.6%

States[1]
Florida	40.4%
California	6.8%
Illinois	6.6%
Pennsylvania	3.7%
Colorado	3.3%
Nevada	3.2%
Texas	3.2%
Louisiana	2.9%
New York	2.7%
Michigan	2.6%
Virginia	2.6%
Alabama	1.9%
North Carolina	1.9%
Wyoming	1.9%
Wisconsin	1.8%
Other	14.5%

1	As a percentage of total investments, as of November 30, 2011. Holdings are subject to change.

Nuveen Investments	15

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Municipal Bond Fund 2

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,047.10	$1,043.20	$1,044.20	$1,048.10	$1,020.85	$1,017.10	$1,018.10	$1,021.85
Expenses Incurred During Period	$4.25	$8.07	$7.05	$3.23	$4.19	$7.97	$6.96	$3.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.58%, 1.38% and .63% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Maryland Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,046.90	$1,042.10	$1,043.10	$1,046.70	$1,020.85	$1,017.10	$1,018.10	$1,021.85
Expenses Incurred During Period	$4.25	$8.07	$7.05	$3.22	$4.19	$7.97	$6.96	$3.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.58%, 1.38% and .63% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

16	Nuveen Investments

Nuveen Pennsylvania Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,049.60	$1,045.70	$1,046.80	$1,050.70	$1,020.90	$1,017.15	$1,018.15	$1,021.90
Expenses Incurred During Period	$4.20	$8.03	$7.01	$3.18	$4.14	$7.92	$6.91	$3.13
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.57%, 1.37% and .62% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Virginia Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,044.70	$1,039.90	$1,040.90	$1,044.80	$1,021.00	$1,017.25	$1,018.25	$1,022.00
Expenses Incurred During Period	$4.09	$7.90	$6.89	$3.07	$4.04	$7.82	$6.81	$3.03

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .80%, 1.55%, 1.35% and .60% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen Municipal Bond Fund 2

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Alabama – 1.9%

$3,000	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.250%, 12/01/34	12/17 at 100.00	A–	$2,935,320
	California – 6.8%

1,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,015,860

5,300	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	BB+	3,746,782

1,000	Los Angeles Department of Harbors, California, Revenue Bonds, Series 2009B, 5.250%, 8/01/39	8/19 at 100.00	AA	1,071,910

1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36	12/19 at 100.00	AAA	1,067,650

1,000	Modesto Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A+	1,081,010

2,500	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A, 6.500%, 11/01/39	No Opt. Call	A	2,744,175
11,800	Total California			10,727,387
	Colorado – 3.3%

1,000	Colorado Health Facilities Authority, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 – AGM Insured	5/19 at 100.00	AA–	1,051,420

2,025	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.375%, 12/01/37 – AGC Insured	No Opt. Call	AA–	2,217,274

1,900	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	1,933,079
4,925	Total Colorado			5,201,773
	Connecticut – 0.7%

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 5.625%, 7/01/41	7/21 at 100.00	BBB	1,040,520
	Florida – 40.0%

	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005:
500	5.000%, 4/01/34	4/16 at 100.00	A–	482,680
750	5.000%, 4/01/36	4/16 at 100.00	A–	712,013

3,000	Broward County, Florida, Airport System Revenue Bonds, Series 2001-J1, 5.250%, 10/01/26 – AMBAC Insured (Alternative Minimum Tax)	4/12 at 101.00	A+	3,011,340

1,075	Century Gardens Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007, 5.050%, 5/01/37	5/17 at 100.00	N/R	927,596

1,000	Clearwater, Florida, Water and Sewer Revenue Bonds, Series 2009A, 5.250%, 12/01/39 – AGC Insured	12/19 at 100.00	AA–	1,073,200

3,500	Florida Housing Finance Agency, FNMA Collateralized Housing Revenue Bonds, Villas of Capri, Series 1996H, 6.100%, 4/01/17 (Alternative Minimum Tax)	4/12 at 100.00	AA+	3,506,510

755	Florida Housing Finance Agency, Housing Revenue Bonds, Brittany of Rosemont Apartments Phase II, Series 1995C-1, 6.875%, 8/01/26 – AMBAC Insured (Alternative Minimum Tax)	2/12 at 100.00	N/R	755,385

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	3/12 at 100.00	N/R	994,420

840	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14	No Opt. Call	AAA	911,828

335	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14 (ETM)	No Opt. Call	Aaa	400,054

18	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$2,145	Florida State Department of Management Services, Certificates of Participation, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/15 at 101.00	AA+		$2,272,005

600	Florida, Full Faith and Credit General Obligation Bonds, Broward County Expressway Authority, Series 1984, 10.000%, 7/01/14 (ETM)	No Opt. Call	Aaa		685,764

	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
2,250	5.250%, 6/01/26	6/16 at 100.00	A–		2,250,450
2,550	5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA–		2,617,907

1,900	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	BBB		2,278,271

2,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2003B, 5.250%, 10/01/28	10/13 at 100.00	A3		1,985,500

1,005	JEA, Florida, Electric System Revenue Bonds, Series Three 2006A, 5.000%, 10/01/41 – AGM Insured	4/15 at 100.00	Aa2		1,024,557

975	Lake County School District, Florida, Sales Tax Revenue Bonds, Series 2004, 5.000%, 10/01/15 – AMBAC Insured	10/14 at 100.00	A		1,065,597

1,635	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/17	7/13 at 100.00	BBB+		1,657,073

2,305	Leesburg, Florida, Utilities Revenue Bonds, Series 2004, 5.000%, 10/01/22 – FGIC Insured	10/14 at 100.00	Aa3		2,409,831

1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	12/11 at 100.00	BB+		1,003,110

3,760	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, BAC Funding Corporation, Series 2000A, 5.375%, 10/01/30 – AMBAC Insured	4/12 at 101.00	Aa3		3,807,935

2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.750%, 10/01/20 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2		2,557,625

1,875	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R		1,734,150

3,250	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2002, 6.250%, 11/15/24 (Pre-refunded 11/15/12)	11/12 at 100.00	N/R	(4)	3,426,475

	Orange County Health Facilities Authority, Florida, Revenue Bonds, Nemours Foundation, Series 2005:
295	5.000%, 1/01/21 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R	(4)	331,489
275	5.000%, 1/01/22 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R	(4)	309,015

145	Orange County, Florida, Sales Tax Revenue Bonds, Series 1989, 6.125%, 1/01/19 – FGIC Insured (ETM)	1/12 at 100.00	N/R	(4)	181,913

1,000	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A, 5.125%, 1/01/23 – FGIC Insured	1/13 at 100.00	AA		1,040,280

500	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Series 2009A-1, 5.250%, 10/01/39	4/19 at 100.00	Aa1		535,595

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001:
20	5.500%, 12/01/21	6/12 at 101.00	BBB–		19,970
1,000	5.625%, 12/01/31	6/12 at 101.00	BBB–		954,420

635	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Affordable Housing Guarantee Program, Windsor Park Apartments, Series 1998A, 5.900%, 6/01/38 (Alternative Minimum Tax)	6/12 at 100.00	N/R		635,064

1,500	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series 2002B, 0.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AA+		1,383,060

1,000	Palm Coast, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/33 – NPFG Insured	10/13 at 100.00	A1		1,007,170

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Municipal Bond Fund 2 (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$650	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2005-1, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	A1	$672,516

1,370	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB–	1,256,605

	St. John’s County Industrial Development Authority, Florida, First Mortgage Revenue Bonds, Presbyterian Retirement Communities, Series 2004A:
1,130	5.850%, 8/01/24	8/14 at 101.00	N/R	1,144,001
1,565	5.625%, 8/01/34	8/14 at 101.00	N/R	1,488,925

990	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	993,495

1,000	Tallahassee, Florida, Consolidated Utility System Revenue Bonds, Series 2005, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	AA+	1,058,260

2,820	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 – NPFG Insured	10/15 at 100.00	AA	2,973,070

2,095	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial Healthcare Inc., Series 2000, 6.375%, 12/01/30	6/12 at 100.00	Baa1	2,095,964

1,000	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.650%, 5/01/40 (5)	5/18 at 100.00	N/R	521,240

615	University Square Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A-1, 5.875%, 5/01/38	5/17 at 100.00	N/R	583,801

485	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	421,126
62,595	Total Florida			63,158,255
	Georgia – 1.6%

500	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	A–	523,130

500	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B, 5.400%, 1/01/20	7/15 at 100.00	A–	513,730

495	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–	463,865

1,000	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	995,840
2,495	Total Georgia			2,496,565
	Guam – 0.7%

1,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31 (WI/DD, Settling 12/01/11)	1/22 at 100.00	A	1,053,833
	Illinois – 6.5%

2,000	Bensenville, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA–	2,040,320

250	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	259,358

2,000	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A, 5.000%, 1/01/33 – AMBAC Insured	7/13 at 100.00	AA+	2,012,780

1,000	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1996A, 5.500%, 1/01/29 – NPFG Insured	1/12 at 100.00	A	1,000,760

Community College District 523, Counties of DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago, and Boone, Illinois, General Obligation Bonds, Kishwaukee Community College, Capital Appreciation, Series 2011B:

750	0.000%, 2/01/35	2/21 at 38.165	AA	158,025
750	0.000%, 2/01/36	2/21 at 35.473	AA	146,745

1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A+	1,003,810

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$500	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	$496,900

1,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	1,133,990

1,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB	1,051,360

1,000	Illinois Finance Authority, Water Facilities Revenue Bonds, American Water Capital Corp., Project, Series 2009, 5.250%, 10/01/39	10/19 at 100.00	BBB+	989,100
11,250	Total Illinois			10,293,148
	Indiana – 1.4%

2,200	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	2,226,290
	Kansas – 1.6%

2,500	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2011F, 5.250%, 11/15/30	11/19 at 100.00	A2	2,571,125
	Kentucky – 0.7%

1,000	Paducah, Kentucky, Electric Board Revenue Bonds, Series 2009A, 5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	Aa3	1,046,680
	Louisiana – 2.8%

1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	1,044,470

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (5), (6)	12/17 at 100.00	N/R	475,030

3,000	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB	2,955,900
5,000	Total Louisiana			4,475,400
	Maine – 0.7%

1,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011, 6.750%, 7/01/36	7/21 at 100.00	Baa3	1,034,120
	Michigan – 2.5%

3,040	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.375%, 5/01/17	No Opt. Call	N/R	3,206,896

750	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-I-A, 5.375%, 10/15/41	No Opt. Call	Aa3	799,658
3,790	Total Michigan			4,006,554
	Minnesota – 0.2%

375	Tobacco Securitization Authority, Minnesota, Tobacco Settlement Revenue Bonds, Tax-Exempt Series 2011B, 5.250%, 3/01/31	No Opt. Call	A–	379,568
	Nevada – 3.1%

2,000	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 0.000%, 1/01/21 – AMBAC Insured	No Opt. Call	N/R	250,000

1,500	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	A	1,720,920

2,500	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+	2,555,975

410	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	420,184
6,410	Total Nevada			4,947,079

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Municipal Bond Fund 2 (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York – 2.7%

$2,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43	No Opt. Call	BBB–	$2,075,200

400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	No Opt. Call	A	423,860

1,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA–	1,045,430

560	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA–	654,634
3,960	Total New York			4,199,124
	North Carolina – 1.9%

1,000	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 6.750%, 8/01/24	8/18 at 100.00	N/R	900,700

2,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA–	2,144,520
3,000	Total North Carolina			3,045,220
	Ohio – 1.1%

1,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/47	6/17 at 100.00	BB–	700,290

1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	1,105,500
2,000	Total Ohio			1,805,790
	Oregon – 1.7%

1,400	Oregon Department of Administrative Services, Certificates of Participation, Series 2009A, 5.250%, 5/01/39	5/19 at 100.00	AA	1,452,584

1,140	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30	9/20 at 100.00	BB+	1,159,551
2,540	Total Oregon			2,612,135
	Pennsylvania – 3.6%

3,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA–	2,549,520

3,000	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Forumal Funds, Series 2011, 5.000%, 6/01/28	6/21 at 100.00	A+	3,187,680
6,000	Total Pennsylvania			5,737,200
	Tennessee – 1.4%

1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA	1,060,780

1,000	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement anf Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA–	1,080,260
2,000	Total Tennessee			2,141,040
	Texas – 3.2%

2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41	9/21 at 100.00	AA	2,165,360

895	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 5.625%, 12/15/17	No Opt. Call	A	941,826

2,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	Baa1	1,907,240
4,895	Total Texas			5,014,426

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virgin Islands – 0.8%

$1,240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	$1,329,739
	Virginia – 2.6%

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appriciation Series 2009B-2:
3,745	0.000%, 10/01/31 – AGC Insured	No Opt. Call	AA–	1,162,598
10,000	0.000%, 10/01/40 – AGC Insured	No Opt. Call	AA–	1,726,500

2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	BB–	1,233,320
15,745	Total Virginia			4,122,418
	Washington – 1.3%

2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	2,032,600
	West Virginia – 0.7%

1,000	West Virginia Hospital Finance Authority , Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3	1,020,670
	Wisconsin – 1.7%

2,750	Wisconsin Health and Educational Facilities Authority, Revenus Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	2,743,840
	Wyoming – 1.9%

1,000	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1	1,081,550

1,000	Sweetwater County, Wyoming, Pollution Control Revenue Refunding Bonds, Idaho Power Company Project, Series 2006, 5.250%, 7/15/26	8/19 at 100.00	A2	1,086,800

880	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B, 6.000%, 12/01/36	12/21 at 100.00	BBB	897,565
2,880	Total Wyoming			3,065,915
$170,370	Total Investments (cost $152,401,372) – 99.1%			156,463,734
	Other Assets Less Liabilities – 0.9%			1,381,497
	Net Assets – 100%			$157,845,231

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Maryland Municipal Bond Fund

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 2.9%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
$845	5.000%, 9/01/15 – SYNCORA GTY Insured	No Opt. Call	BB+	$862,889
35	5.250%, 9/01/25 – SYNCORA GTY Insured	9/16 at 100.00	BB+	32,764
4,105	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	3,571,678

35	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.250%, 9/01/22 – SYNCORA GTY Insured	9/16 at 100.00	BB+	34,017

1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R	622,520
6,020	Total Consumer Discretionary			5,123,868
	Consumer Staples – 2.7%

3,295	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	3,083,988

125	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	5/12 at 100.00	A3	106,730

1,500	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB	1,599,435
4,920	Total Consumer Staples			4,790,153
	Education and Civic Organizations – 7.4%

1,000	District of Columbia, Revenue Bonds, National Public Radio, Series 2010A, 5.000%, 4/01/43	4/15 at 100.00	AA–	1,011,410

625	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s College, Series 2006, 5.625%, 9/01/38	9/16 at 100.00	BB+	565,494

645	Hartford County, Maryland, Economic Development Revenue Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34	4/14 at 100.00	A+	652,366

255	Maryland Health and Higher Edcuational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB–	245,228

500	Maryland Health and Higher Educational Facilities Authority, Educational Facilities Leasehold Mortgage Revenue Bonds, McLean School, Series 2001, 6.000%, 7/01/31	1/12 at 100.00	BBB–	500,025

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Bullis School, Series 2000:
250	5.250%, 7/01/25 – AGM Insured	1/13 at 100.00	AA–	252,798
500	5.250%, 7/01/30 – AGM Insured	1/12 at 100.50	AA–	505,315

625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34	7/14 at 100.00	A–	632,663

1,870	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	Baa1	1,788,580

	Maryland Industrial Development Financing Authority, Revenue Bonds, Our Lady of Good Counsel High School, Series 2005A:
770	5.500%, 5/01/20	5/15 at 100.00	N/R	785,808
500	6.000%, 5/01/35	5/15 at 100.00	N/R	502,570

815	Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds, Montgomery College Arts Center Project, Series 2005A, 5.000%, 5/01/20	5/15 at 100.00	Aa3	877,722

550	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2003A, 5.000%, 7/01/20 – FGIC Insured	7/13 at 100.00	Aa3	578,408

1,500	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured	No Opt. Call	Aa3	1,789,110

1,100	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2006A, 5.000%, 10/01/22	10/16 at 100.00	AA+	1,227,050

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,250	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006, 4.500%, 11/01/36	11/16 at 100.00	BBB+	$1,082,238
12,755	Total Education and Civic Organizations			12,996,785
	Energy – 0.2%

400	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Ba2	323,308
	Health Care – 22.3%

675	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2006A, 5.000%, 7/01/36	7/16 at 100.00	A	677,025

895	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2010, 5.125%, 7/01/39	7/19 at 100.00	A	917,563

625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.125%, 1/01/36	1/22 at 100.00	Baa2	625,656

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2009A, 6.750%, 7/01/39	7/19 at 100.00	A–	2,255,580

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/32	7/19 at 100.00	A–	1,021,800

820	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Memorial Hospital, Series 2004, 5.500%, 7/01/36	7/14 at 100.00	A3	828,503

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll County General Hospital, Series 2002:
500	6.000%, 7/01/20	7/12 at 100.00	A3	506,865
1,500	5.800%, 7/01/32	7/12 at 100.00	A3	1,507,170

725	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%, 7/01/40	7/16 at 100.00	A3	697,769

2,805	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Civista Medical Center, Series 2005, 5.000%, 7/01/37 – RAAI Insured	7/14 at 100.00	N/R	2,224,954

950	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29	7/17 at 100.00	Baa3	821,589

800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital, Series 2002, 5.125%, 7/01/35	7/12 at 100.00	Baa1	753,040

600	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Greater Baltimore Medical Center, Series 2001, 5.000%, 7/01/34	1/12 at 100.00	A	599,952

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kaiser Permanente System, Series 1998A, 5.375%, 7/01/15	1/12 at 100.00	A+	2,005,440

1,785	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Baa3	1,774,861

765	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 – AGC Insured	7/17 at 100.00	AA–	788,822

850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	886,278

2,280	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 – BHAC Insured	5/16 at 100.00	AA+	2,327,470

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Issue, Series 2007A:
635	5.000%, 7/01/37	7/17 at 100.00	BBB	567,277
440	5.500%, 7/01/42	7/17 at 100.00	BBB	416,073

1,050	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	1,051,449

2,450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40	5/20 at 100.00	AA–	2,529,258

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Maryland Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2002, 5.625%, 7/01/32	7/12 at 100.00	A3	$802,328

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2005:
1,405	5.000%, 7/01/35	7/15 at 100.00	A3	1,407,908
900	5.000%, 7/01/40	7/15 at 100.00	A3	895,212

645	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 1991B, 7.000%, 7/01/22 – FGIC Insured	No Opt. Call	A2	769,543

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2004B, 5.000%, 7/01/24 – AMBAC Insured	7/13 at 100.00	A	505,980

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Upper Chesapeake Hospitals Issue C, Series 2007, 6.000%, 1/01/38	1/18 at 100.00	Baa1	1,054,820

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:
1,500	5.750%, 1/01/33	No Opt. Call	BBB–	1,515,615
3,385	5.750%, 1/01/38	1/18 at 100.00	BBB–	3,396,001
800	6.000%, 1/01/43	1/18 at 100.00	BBB–	809,896

1,935	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 5.000%, 7/01/34 – NPFG Insured	7/16 at 100.00	Baa1	1,958,220

190	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994, 5.375%, 7/01/14	1/12 at 100.00	B3	178,539
39,210	Total Health Care			39,078,456
	Housing/Multifamily – 3.8%

500	Maryland Community Development Administration, Housing Revenue Bonds, Series 1999A, 5.350%, 7/01/41 (Alternative Minimum Tax)	1/12 at 100.00	Aa2	500,040

775	Maryland Community Development Administration, Housing Revenue Bonds, Series 1999B, 6.250%, 7/01/32 (Alternative Minimum Tax)	1/12 at 100.00	Aa2	775,783

1,000	Maryland Community Development Administration, Multifamily Development Revenue Bonds, Auburn Manor, Series 1998A, 5.300%, 10/01/28 (Alternative Minimum Tax)	1/12 at 100.00	Aa2	1,000,400

100	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A, 5.625%, 10/01/23	10/13 at 100.00	B3	74,294

1,500	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Frostburg State University Project, Series 2002A , 6.250%, 10/01/33	10/12 at 101.00	Ba3	1,447,950

600	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2001, 5.875%, 7/01/21 – ACA Insured	7/12 at 100.50	N/R	577,650

570	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/33 – CIFG Insured	6/16 at 100.00	AA–	565,919

1,420	Montgomery County Housing Opportunities Commission, Maryland, FNMA/FHA-Insured Multifamily Housing Development Bonds, Series 1998A, 5.250%, 7/01/29 (Alternative Minimum Tax)	1/12 at 100.00	Aaa	1,420,312

200	Montgomery County Housing Opportunities Commission, Maryland, GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series 1995A, 6.000%, 7/01/20	1/12 at 100.00	Aa2	200,358
6,665	Total Housing/Multifamily			6,562,706

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family – 6.2%

$1,695	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2008C, 5.375%, 9/01/39	9/18 at 100.00	Aa2	$1,754,461

1,225	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2010B, 5.250%, 9/01/35	3/20 at 100.00	Aa2	1,281,644

1,195	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)	9/15 at 100.00	Aa2	1,205,014

1,500	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax)	3/16 at 100.00	Aa2	1,513,650

980	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax)	9/16 at 100.00	Aa2	985,909

920	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006P, 4.700%, 3/01/37 (Alternative Minimum Tax)	3/16 at 100.00	Aa2	883,780

780	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007D, 4.850%, 9/01/37 (Alternative Minimum Tax)	3/17 at 100.00	Aa2	765,874

1,125	Maryland Community Development Administration, Residential Revenue Bonds, Series 2005E, 4.900%, 9/01/36 (Alternative Minimum Tax)	9/14 at 100.00	Aa2	1,118,846

1,200	Maryland Community Development Administration, Residential Revenue Bonds, Series 2006B, 4.750%, 9/01/25 (Alternative Minimum Tax)	9/15 at 100.00	Aa2	1,205,028

210	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	Aaa	210,029
10,830	Total Housing/Single Family			10,924,235
	Industrials – 5.0%

3,855	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	3,870,420

4,360	Maryland Economic Development Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)	4/12 at 101.00	BBB	4,442,666

500	Northeast Maryland Waste Disposal Authority, Baltimore, Resource Recovery Revenue Bonds, RESCO Retrofit Project, Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)	No Opt. Call	BBB	501,370
8,715	Total Industrials			8,814,456
	Long-Term Care – 4.9%

2,285	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37	1/17 at 100.00	BBB+	2,149,637

	Carroll County, Maryland, Revenue Refunding Bonds, EMA Obligated Group, Series 1999A:
500	5.500%, 1/01/19 – RAAI Insured	1/12 at 100.00	BB–	476,290
500	5.625%, 1/01/25 – RAAI Insured	1/12 at 100.00	BB–	445,680

950	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	N/R	996,408

2,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010, 6.250%, 1/01/41	1/21 at 100.00	N/R	2,724,657

1,965	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	1,827,234
8,810	Total Long-Term Care			8,619,906

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Maryland Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General – 10.6%

$435	Anne Arundel County, Maryland, General Obligation Bonds, Series 2006, 5.000%, 3/01/21	3/16 at 100.00	AAA	$486,034

400	Anne Arundel County, Maryland, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 3/01/17	3/16 at 100.00	AAA	463,172

400	Carroll County, Maryland, Consolidated Public Improvement Bonds, Series 2005A, 5.000%, 12/01/16	12/15 at 100.00	AA+	462,456

300	Charles County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006, 5.000%, 3/01/16	No Opt. Call	Aa1	348,951

1,500	Frederick, Maryland, General Obligation Bonds, Series 2005, 5.000%, 8/01/16 – NPFG Insured	8/15 at 100.00	AA	1,711,890

9,000	Maryland, General Obligation Bonds, State and Local Facilities Loan, First Series 2001, 5.500%, 3/01/15	No Opt. Call	AAA	10,369,798

1,800	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15	No Opt. Call	AAA	2,065,680

2,500	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	Baa1	2,655,550
16,335	Total Tax Obligation/General			18,563,531
	Tax Obligation/Limited – 17.4%

300	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park – North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	301,272

115	Anne Arundel County, Maryland, Tax Increment Financing Revenue Bonds, Parole Town Center Project, Series 2002, 5.000%, 7/01/12	No Opt. Call	N/R	116,250

1,200	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – NPFG Insured	3/12 at 100.00	Baa1	1,203,528

200	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	187,654

	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
300	5.600%, 7/01/20 – RAAI Insured	7/12 at 100.00	N/R	300,942
115	5.700%, 7/01/29 – RAAI Insured	7/12 at 100.00	N/R	110,913

	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A:
1,850	5.000%, 7/01/30	7/20 at 100.00	A–	1,911,883
2,870	5.000%, 7/01/40	7/20 at 100.00	A–	2,925,047

670	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36 (WI/DD, Settling 12/01/11)	1/22 at 100.00	A	696,298

450	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2004, 5.750%, 7/01/34	7/14 at 102.00	N/R	420,363

1,750	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	2,065,280

	Maryland Economic Development Corporation, Lease Revenue Bonds, Montgomery County Town Square Parking Garage, Series 2002A:
430	5.000%, 9/15/13	9/12 at 100.00	AA+	445,540
650	5.000%, 9/15/16	9/12 at 100.00	AA+	672,744

1,540	Maryland Stadium Authority, Lease Revenue Bonds, Montgomery County Conference Center Facilities, Series 2003, 5.000%, 6/15/22	6/13 at 100.00	AA+	1,625,593

500	Montgomery County, Maryland, Special Obligation Bonds, West Germantown Development District, Senior Series 2002A, 5.375%, 7/01/20 – RAAI Insured	7/12 at 101.00	A2	505,880

1,000	Prince George’s County, Maryland, Lease Revenue Bonds, Upper Marlboro Justice Center, Series 2003A, 5.000%, 6/30/14 – NPFG Insured	6/13 at 100.00	AA+	1,065,210

3,100	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	7/15 at 100.00	N/R	2,849,055

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$7,030	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/43 – AMBAC Insured	No Opt. Call	BBB+		$788,204

1,000	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	8/12 at 100.00	AA–		1,008,230

1,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+		1,621,740

1,400	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.375%, 8/01/39	2/20 at 100.00	A+		1,443,750

4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+		4,401,458

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
7,500	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	Aa2		1,168,650
450	5.250%, 8/01/57	8/17 at 100.00	Aa2		459,000

1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2007CC, 5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA–		1,091,220

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/28 – FGIC Insured	10/16 at 100.00	BBB+		1,000,140
42,230	Total Tax Obligation/Limited				30,385,844
	Transportation – 0.7%

1,000	District of Columbia Metropolitan Area Transit Authority, Gross Revenue Bonds, Series 2009A, 5.125%, 7/01/32	7/19 at 100.00	Aa3		1,069,240

500	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (5)	6/12 at 100.00	D		95,125
1,500	Total Transportation				1,164,365
	U.S. Guaranteed – 7.2% (4)

865	Baltimore, Maryland, Revenue Refunding Bonds, Water Projects, Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA	(4)	1,021,184

1,250	Frederick County, Maryland, General Obligation Public Facilities Bonds, Series 2002, 5.000%, 11/01/21 (Pre-refunded 11/01/12)	11/12 at 101.00	Aaa		1,317,063

420	Gaithersburg, Maryland, Nursing Home Revenue Refunding Bonds, Shady Grove Adventist Nursing and Rehabilitation Center, Series 1992, 6.500%, 9/01/12 – AGM Insured (ETM)	No Opt. Call	AA–	(4)	438,619

1,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	N/R	(4)	1,931,549

525	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	A2	(4)	583,359

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2002, 6.000%, 7/01/22 (Pre-refunded 7/01/12)	7/12 at 100.00	A	(4)	516,870

940	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 (ETM)	No Opt. Call	AAA		1,083,632

1,470	Montgomery County, Maryland, Lease Revenue Bonds, Metrorail Garage, Series 2002, 5.000%, 6/01/21 (Pre-refunded 6/01/12)	6/12 at 100.00	AA	(4)	1,505,442

2,000	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2003A, 5.000%, 10/01/18 (Pre-refunded 10/01/13)	10/13 at 100.00	AAA		2,168,320

1,495	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 5.500%, 8/01/29 (Pre-refunded 2/01/12)	2/12 at 100.00	Aaa		1,508,470

500	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Sewerage Disposal Bonds, Series 2005, 5.000%, 6/01/16 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA		571,370
11,575	Total U.S. Guaranteed				12,645,878

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Maryland Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities – 2.3%

$2,500	Maryland Economic Development Corporation, Pollution Control Revenue Bonds, Potomac Electric Power Company, Series 2006, 6.200%, 9/01/22	No Opt. Call	A	$2,959,675

1,060	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	3/12 at 100.00	N/R	1,066,572
3,560	Total Utilities			4,026,247
	Water and Sewer – 2.6%

	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2009A:
500	5.375%, 7/01/34	7/19 at 100.00	AA–	542,370
1,020	5.750%, 7/01/39	7/19 at 100.00	AA–	1,138,952

855	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	AA	893,569

1,000	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2007D, 5.000%, 7/01/25 – AGM Insured	7/17 at 100.00	AA	1,096,200

760	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	788,568
4,135	Total Water and Sewer			4,459,659
$177,660	Total Investments (cost $164,195,722) – 96.2%			168,479,397
	Other Assets Less Liabilities – 3.8%			6,660,425
	Net Assets – 100%			$175,139,822

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

30	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 0.0%

$65	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$72,313
	Education and Civic Organizations – 13.2%

975	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 5.500%, 5/01/15	No Opt. Call	Baa3	1,034,075

2,500	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 5.900%, 10/15/28	10/18 at 100.00	Baa3	2,554,975

1,445	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BB+	1,289,374

1,000	Cumberland County, Pennsylvania, Municipal Authority College Revenue Bonds, Dickinson College, Series 2009H-H1, 5.000%, 11/01/39	11/19 at 100.00	A+	1,042,780

920	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern Univsersity, Series 2006, 4.500%, 10/01/27 – RAAI Insured	10/16 at 100.00	N/R	787,704

415	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.250%, 10/01/38	10/18 at 100.00	BBB	427,500

1,250	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010, 5.250%, 10/01/31	10/20 at 100.00	BBB	1,270,675

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
800	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	860,096
330	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	352,077

1,000	Delaware County Authority, Pennsylvania, Revenue Refunding Bonds, Villanova University, Series 2003, 5.250%, 8/01/20 – FGIC Insured	8/13 at 100.00	A1	1,056,750

375	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3, 5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	342,701

1,280	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Mercyhurst College Project, Series 2008, 5.500%, 3/15/38	9/18 at 100.00	BBB	1,295,424

2,000	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	N/R	1,873,120

1,500	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 5.000%, 4/01/36 – RAAI Insured	4/16 at 100.00	BBB+	1,411,425

	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010:
330	5.250%, 4/01/30	4/20 at 100.00	BBB+	333,191
220	5.625%, 4/01/40	4/20 at 100.00	BBB+	225,718

2,500	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Hill School, Series 2005, 5.000%, 8/15/26 – NPFG Insured	8/15 at 100.00	A1	2,624,350

165	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	157,461

3,090	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	Aa2	3,252,627

715	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	719,648

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A	1,027,000

1,205	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy College, Series 2007 GG5, 5.000%, 5/01/27 – RAAI Insured	5/17 at 100.00	BBB–	1,195,360

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2003, 5.250%, 5/01/23	5/13 at 100.00	BBB	$1,017,530

1,700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	1,858,916

1,000	Pennsylvania HIgher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40	3/20 at 100.00	AA–	1,036,530

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2005C, 5.000%, 7/15/38	7/15 at 100.00	AA+	1,031,850

1,250	Pennsylvania Higher Educational Facilities Authority, University of the Sciences in Philadelphia Revenue Bonds, Series 2005, 4.750%, 11/01/33 – SYNCORA GTY Insured	5/15 at 100.00	A3	1,262,325

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 6.375%, 11/15/40	11/20 at 100.00	BBB–	937,500

500	Union County, Higher Education Facilities Financing Authority, Pennsylvania, Revenue Bonds, Bucknell University, Series 2002A, 5.250%, 4/01/22	4/13 at 100.00	Aa2	525,620

800	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	821,104
33,265	Total Education and Civic Organizations			33,625,406
	Health Care – 19.3%

3,980	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Ba2	2,994,751

5,000	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2006, 5.000%, 11/01/35 – CIFG Insured	5/16 at 100.00	Aa3	5,030,300

2,000	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	2,013,660

2,160	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42 (WI/DD, Settling 12/01/11)	7/20 at 100.00	A+	2,170,217

4,000	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2003A, 5.250%, 7/01/32	7/13 at 101.00	A+	4,067,040

750	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24	11/14 at 100.00	A	764,378

2,820	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AA–	2,878,487

	Lycoming County Athority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009:
1,500	5.500%, 7/01/28	7/19 at 100.00	BBB+	1,514,265
1,110	5.750%, 7/01/39	7/19 at 100.00	BBB+	1,115,006

840	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A–	817,984

990	Montgomery County Higher Education and Health Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009E, 6.250%, 11/15/34	5/19 at 100.00	A	1,080,704

445	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	460,548

5,750	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A, 5.500%, 8/15/35	8/18 at 100.00	A3	5,738,155

5,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health Services, Series 2005B, 5.000%, 8/15/16 – FGIC Insured	8/15 at 100.00	AA–	5,615,150

2,085	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	2,123,093

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$230	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 3975, 13.530%, 7/01/19 (IF)	No Opt. Call	AA	$246,049

2,850	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Hospital, Series 1993A, 6.625%, 11/15/23	5/12 at 100.00	BBB–	2,849,772

	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998:
50	5.500%, 7/01/18	1/12 at 100.00	N/R	47,046
1,000	5.625%, 7/01/24	1/12 at 100.00	N/R	855,590

1,612	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital,, 5.500%, 7/01/29	7/20 at 100.00	Baa1	1,615,740

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:
430	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	BBB–	390,066
300	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	267,702
1,000	5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	BBB–	883,910

1,135	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	A	1,237,502

1,225	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A, 5.000%, 11/15/40	11/20 at 100.00	A	1,214,784

530	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	BBB+	528,113

425	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30	7/20 at 100.00	A3	425,565
49,217	Total Health Care			48,945,577
	Housing/Multifamily – 1.8%

155	Delaware County Industrial Development Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Darby Townhouses Project, Series 2002A, 4.850%, 4/01/12 (Alternative Minimum Tax)	No Opt. Call	AA+	156,561

650	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	No Opt. Call	BBB–	649,961

1,565	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Series 2007A, 5.000%, 7/01/39 – SYNCORA GTY Insured	7/17 at 100.00	BBB+	1,470,333

1,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	1,700,694

240	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	214,030

330	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/13 at 100.00	A	331,762
4,740	Total Housing/Multifamily			4,523,341
	Housing/Single Family – 2.4%

1,935	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1995A, 4.900%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	1,936,548

915	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26 (Alternative Minimum Tax)	4/15 at 100.00	AA+	921,506

1,395	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	1,401,877

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$1,315	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax)	10/16 at 100.00	AA+	$1,311,844

340	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax)	10/16 at 100.00	AA+	338,905

135	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage Revenue Bonds, Series 1997A, 6.200%, 10/01/21 (Alternative Minimum Tax)	4/12 at 100.00	Aa1	135,221
6,035	Total Housing/Single Family			6,045,901
	Industrials – 0.4%

1,000	Pennsylvania Industrial Development Authority, Economic Development Revenue Bonds, Series 2002, 5.500%, 7/01/19 – AMBAC Insured	7/12 at 101.00	A1	1,031,480
	Long-Term Care – 4.1%

	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
530	5.750%, 1/01/27	1/17 at 100.00	N/R	463,697
840	5.750%, 1/01/37	1/17 at 100.00	N/R	680,467

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007:
1,000	5.000%, 1/01/27	1/17 at 100.00	N/R	962,030
275	5.000%, 1/01/36	1/17 at 100.00	N/R	248,936

510	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%, 11/01/36	11/16 at 100.00	A	504,604

630	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	631,474

2,320	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	2,134,191

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, ACTS Inc, Series 1998, 5.250%, 11/15/28	11/23 at 100.00	BBB+	962,500

2,310	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A, 5.250%, 6/01/14	12/11 at 100.00	BB	2,285,006

1,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B, 5.250%, 7/01/23 – AMBAC Insured	7/13 at 100.00	Baa1	1,596,685
10,995	Total Long-Term Care			10,469,590
	Materials – 0.2%

560	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	571,150
	Tax Obligation/General – 21.2%

1,225	Bentworth School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2006B, 5.000%, 3/15/25 – AGM Insured	3/16 at 100.00	AA–	1,301,440

1,000	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.100%, 8/01/33	8/19 at 100.00	Aa2	1,101,180

5,250	Butler Area School District, Butler County, Pennsylvania, General Obligation Bonds, Series 2008, 5.250%, 10/01/25	10/18 at 100.00	A+	5,735,625

420	Centre County, Pennsylvania, General Obligation Bonds, Series 2003, 5.250%, 7/01/17 – NPFG Insured	7/13 at 100.00	Aa2	447,497

3,125	Chichester School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 1999, 0.000%, 3/01/26 – FGIC Insured	No Opt. Call	AA	1,800,781

950	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17	No Opt. Call	A+	1,078,193

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,635	Girard School District, Erie County, Pennsylvania, General Obligation Bonds, Series 1999B, 0.000%, 11/15/28 – FGIC Insured	No Opt. Call	BBB	$595,532

500	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2008B, 5.000%, 12/15/27 – AGM Insured	6/18 at 100.00	AA–	491,065

4,875	McKeesport Area School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1997D, 0.000%, 10/01/24 – NPFG Insured	No Opt. Call	BBB	2,579,753

2,195	Montour School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1993B, 0.000%, 1/01/14 – NPFG Insured	No Opt. Call	BBB	2,084,350

1,500	Owen J. Roberts School District, Pennsylvania, General Obligation Bonds, Series 2008, 5.000%, 11/15/37	5/18 at 100.00	Aa2	1,545,420

2,000	Oxford Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2007D, 5.375%, 2/01/27 – FGIC Insured	8/15 at 100.00	AA–	2,129,760

1,075	Palmyra Area School District, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/20 – SYNCORA GTY Insured	6/14 at 100.00	Aa3	1,133,222

5,000	Pennsylvania State Public School Building Authority, Lease Revenue Bonds, Philadelphia School District Project, Series 2006A, 5.000%, 6/01/31 – AGM Insured	12/16 at 100.00	Aa2	5,132,250

3,565	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	Aa2	3,888,952

3,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2008E, 6.000%, 9/01/38	9/18 at 100.00	Aa1	3,251,130

2,585	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA–	2,633,288

1,575	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – AGM Insured	No Opt. Call	AA–	1,781,561

2,500	Reading, Berks County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 11/01/29 – AGM Insured	11/19 at 100.00	Aa3	2,606,950

2,000	Reading, Pennsylvania, General Obligation Bonds, Series 2008, 6.000%, 11/01/28 – AGM Insured	11/18 at 100.00	Aa3	2,224,940

380	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/13 at 100.00	BBB	371,340

6,775	Southmoreland School District, Westmoreland County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 4/01/25 – NPFG Insured	4/15 at 100.00	A	7,077,903

2,900	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – NPFG Insured	12/15 at 100.00	AA	2,987,348
56,030	Total Tax Obligation/General			53,979,480
	Tax Obligation/Limited – 8.9%

1,500	Erie County Convention Center Authority, Pennsylvania, Convention Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 – FGIC Insured	1/15 at 100.00	AA–	1,523,085

935	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36 (WI/DD, Settling 12/01/11)	1/22 at 100.00	A	971,699

1,000	Harrisburg Parking Authority, Pennsylvania, Guaranteed Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22 – NPFG Insured	3/12 at 100.00	Baa1	880,890

3,000	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	3,003,030

2,500	Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	2,605,625

1,300	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA–	1,557,608

1,300	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/17 – AGM Insured	11/13 at 100.00	AA–	1,370,200

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$1,250	Philadelphia Municipal Authority, Philadelphia, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.500%, 4/01/34	No Opt. Call	A2		$1,332,263

1,000	Philadelphia Redevelopment Authority, Pennsylvania, Revenue Bonds, Philadelphia Neighborhood Transformation Initiative, Series 2002A, 5.500%, 4/15/22 – FGIC Insured	4/12 at 100.00	A2		1,011,090

2,420	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA–		2,533,353

5,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/33 – NPFG Insured	No Opt. Call	Baa1		4,996,550

450	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	Aa2		459,000

360	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A3		394,654
22,015	Total Tax Obligation/Limited				22,639,047
	Transportation – 8.3%

2,480	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–		2,547,109

3,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 0.000%, 12/01/34	12/20 at 100.00	AA		2,871,645

4,300	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–		3,427,745

2,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA–		1,699,680

1,900	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	BBB		1,952,649

4,535	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Refunding Bonds, Series 2002, 5.000%, 12/01/11 – AMBAC Insured	No Opt. Call	N/R		4,535,454

2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2003B, 5.000%, 1/01/33 – AMBAC Insured	1/13 at 100.00	Baa3		1,794,340

2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2008A, 6.500%, 1/01/38 (Alternative Minimum Tax)	1/18 at 100.00	Baa3		1,938,160

350	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Subordinate Lien Series 2003D, 5.375%, 1/01/18	1/13 at 100.00	Ba1		323,012
23,065	Total Transportation				21,089,794
	U.S. Guaranteed – 5.9% (4)

1,550	Allegheny County Hospital Development Authority, Pennsylvania, Hospital Revenue Bonds, Allegheny Valley Hospital – Sublessee, Series 1982Q, 7.000%, 8/01/15 (ETM)	No Opt. Call	AA+	(4)	1,828,365

4,500	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, Guaranteed County Building Project, Series 2002A, 5.000%, 11/01/29 (Pre-refunded 11/01/12) – NPFG Insured	11/12 at 100.00	A+	(4)	4,695,975

85	Bucks County Water and Sewerage Authority, Pennsylvania, Sewerage System Revenue Bonds, Neshaminy Interceptor Project, Series 2004, 5.250%, 6/01/14 – AGM Insured (ETM)	No Opt. Call	AA–	(4)	94,876

2,320	Deer Lakes School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1995, 6.350%, 1/15/14 – NPFG Insured (ETM)	1/12 at 100.00	BBB	(4)	2,448,505

1,320	Delaware County Authority, Pennsylvania, Health Facilities Revenue Bonds, Mercy Health Corporation of Southeastern Pennsylvania Obligation Group, Series 1996, 6.000%, 12/15/26 (ETM)	12/11 at 100.00	Aaa		1,528,639

900	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, St. Luke’s Hospital of Bethlehem, Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)	8/13 at 100.00	AA+	(4)	975,357

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (continued)

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
$245	5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R	(4)	$289,365
440	5.375%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R	(4)	522,355

785	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	BBB	(4)	979,484

640	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A3		814,746

260	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A2	(4)	293,319

435	West View Borough Municipal Authority, Allegheny County, Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%, 11/15/14 (ETM)	No Opt. Call	Aaa		512,230
13,480	Total U.S. Guaranteed				14,983,216
	Utilities – 3.4%

1,875	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	BBB+		1,960,106

3,010	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	1/12 at 100.00	Ba1		3,006,569

1,345	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2005, 4.750%, 2/15/27 – FGIC Insured	2/15 at 100.00	A–		1,352,263

1,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Exelon Generation Company, LLC Project, Series 2009A, 5.000%, 12/01/42 (Mandatory put 6/01/12)	No Opt. Call	A3		1,020,560

315	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA–		321,426

1,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 – AGM Insured	7/13 at 100.00	AA–		1,046,090
8,545	Total Utilities				8,707,014
	Water and Sewer – 10.4%

1,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/21 – NPFG Insured	12/15 at 100.00	A1		1,094,580

180	Bucks County Water and Sewerage Authority, Pennsylvania, Sewerage System Revenue Bonds, Neshaminy Interceptor Project, Series 2004, 5.250%, 6/01/14 – AGM Insured	No Opt. Call	AA–		199,226

5,000	Delaware County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Philadelphia Water Company, Series 2001, 5.350%, 10/01/31 – AMBAC Insured (Alternative Minimum Tax)	10/12 at 100.00	AA–		5,033,150

3,000	Erie Water Authority, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA–		3,073,860

1,930	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA–		1,894,044

2,960	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2008, 5.250%, 7/15/31	7/18 at 100.00	N/R		2,387,299

3,000	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42	7/18 at 100.00	AA–		3,030,600

900	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	Baa3		948,330

2,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Refunding Series 2010A, 5.000%, 8/01/30 – AGM Insured	8/20 at 100.00	AA–		2,132,360

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,250	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2009A, 5.250%, 1/01/32	1/19 at 100.00	A1	$1,309,000

940	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	963,068

1,140	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	1,182,853

3,000	Unity Township Municipal Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/34 – AGM Insured	12/14 at 100.00	AA–	3,051,390
26,300	Total Water and Sewer			26,299,760
$255,312	Total Investments (cost $244,408,199) – 99.5%			252,983,069
	Other Assets Less Liabilities – 0.5%			1,237,394
	Net Assets – 100%			$254,220,463

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

38	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Virginia Municipal Bond Fund

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 3.3%

	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
$475	5.250%, 6/01/32	6/17 at 100.00	N/R	$435,124
600	5.625%, 6/01/47	6/17 at 100.00	N/R	491,394

19,220	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	BB–	11,852,202
20,295	Total Consumer Staples			12,778,720
	Education and Civic Organizations – 6.2%

3,000	District of Columbia, Revenue Bonds, National Public Radio, Series 2010A, 5.000%, 4/01/43	4/15 at 100.00	AA–	3,034,230

1,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, VMI Dvelopment Board Project, Series 2006C, 5.000%, 12/01/36	6/19 at 100.00	Aa2	1,067,270

2,590	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech Foundation, Refunding Series 2010A, 5.000%, 6/01/35	6/20 at 100.00	Aa2	2,760,707

	Prince William County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Catholic Diocese of Arlington, Series 2003:
300	4.375%, 10/01/13	No Opt. Call	A2	308,334
1,135	5.500%, 10/01/33	10/13 at 101.00	A2	1,157,405

1,570	Prince William County Industrial Development Authority, Virginia, Student Housing Revenue Bonds, George Mason University Foundation Prince William Housing LLC Project, Series 2011A, 5.125%, 9/01/41	9/21 at 100.00	A	1,604,948

300	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, University of the Sacred Heart, Series 2001, 5.250%, 9/01/31	3/12 at 100.00	BBB	297,426

745	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.375%, 12/01/21	12/12 at 101.00	BBB–	748,293

4,500	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2005, 5.000%, 6/01/37	6/15 at 100.00	AAA	4,642,020

4,500	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2008, 5.000%, 6/01/40	6/18 at 100.00	AAA	4,834,035

1,500	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 1998, 5.250%, 1/01/31 – NPFG Insured	No Opt. Call	AA	1,782,420

1,250	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.125%, 7/01/28 – RAAI Insured	1/12 at 100.00	N/R	1,236,875

500	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Roanoke College, Series 2011, 5.750%, 4/01/41	4/20 at 100.00	A–	525,795
22,890	Total Education and Civic Organizations			23,999,758
	Energy – 0.3%

500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Ba2	404,135

1,000	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	Ba2	900,530
1,500	Total Energy			1,304,665
	Health Care – 16.7%

1,525	Albemarle County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Martha Jefferson Hospital, Series 2002, 5.250%, 10/01/35	10/12 at 100.00	A3	1,529,148

	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007:
1,100	5.000%, 9/01/27	9/17 at 100.00	A–	1,104,004
4,250	5.000%, 9/01/37	9/17 at 100.00	A–	4,109,283

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Virginia Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,140	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 – AGC Insured	11/20 at 100.00	AA–	$2,174,561

3,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2009C, 5.000%, 5/15/25	5/19 at 100.00	AA+	3,275,610

400	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	459,076

2,500	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/21	No Opt. Call	Baa1	2,798,650

1,375	Fredericksburg Industrial Development Authority, Virginia, Revenue Bonds, MediCorp Health System, Series 2002B, 5.125%, 6/15/33	6/12 at 100.00	Baa1	1,376,925

2,925	Hanover County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Memorial Regional Medical Center, Series 1995, 6.375%, 8/15/18 – NPFG Insured	No Opt. Call	A–	3,263,306

3,380	Harrisonburg Industrial Development Authority, Virginia, Hospital Facilities Revenue Bonds, Rockingham Memorial Hospital, Series 2006, 5.000%, 8/15/31 – AMBAC Insured	8/16 at 100.00	Baa1	3,278,769

1,915	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30	11/12 at 100.00	A–	1,918,734

2,325	Manassas Industrial Development Authority, Virginia, Hospital Revenue Bonds, Prince William Hospital, Series 2002, 5.250%, 4/01/33	4/13 at 100.00	A3	2,336,579

4,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	4,600,980

1,665	Orange County Health Facilities Authority, Florida, Orlando Regional Healthcare System Revenue Bonds, Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,680,934

2,785	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System, Series 2002A, 5.500%, 7/01/19 – NPFG Insured	7/12 at 100.00	A+	2,845,992

1,250	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 – AGM Insured	7/20 at 100.00	AA–	1,271,338

	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006:
3,040	5.250%, 6/15/24	6/16 at 100.00	Baa1	3,148,042
1,475	5.250%, 6/15/31	6/16 at 100.00	Baa1	1,487,700
3,360	5.250%, 6/15/37	6/16 at 100.00	Baa1	3,352,877

2,450	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	2,537,588

	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A:
1,000	5.125%, 9/01/22	9/17 at 100.00	BBB+	1,035,140
5,055	5.250%, 9/01/37	9/17 at 100.00	BBB+	4,818,123

5,000	Washington County Industrial Development Authority , Virginia, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2009C, 7.500%, 7/01/29	1/19 at 100.00	BBB+	5,701,049

1,980	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds Valley Health System Obligated Group, Series 2009E, 5.625%, 1/01/44	1/19 at 100.00	A+	2,058,368

2,145	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%, 1/01/31	1/17 at 100.00	A+	2,215,592

480	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A	486,038
63,020	Total Health Care			64,864,406

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 2.3%

$1,025	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	5/12 at 101.00	AA+	$1,037,075

910	Chesterfield County Industrial Development Authority, Virginia, GNMA Mortgage-Backed Securities Program Multifamily Housing Revenue Bonds, Fore Courthouse Senior Apartments, Series 2002A, 5.600%, 10/20/31 (Alternative Minimum Tax)	4/12 at 102.00	Aaa	925,188

1,200	Fairfax County Redevelopment and Housing Authority, Virginia, FHA-Insured Elderly Housing Mortgage Revenue Refunding Bonds, Little River Glen, Series 1996, 6.100%, 9/01/26	3/12 at 100.00	AA+	1,201,608

2,755	Virginia Beach Development Authority, Virginia, Multifamily Residential Rental Housing Revenue Bonds, Hamptons and Hampton Court Apartments, Series 1999, 7.500%, 10/01/39 (Alternative Minimum Tax)	10/14 at 102.00	N/R	2,732,326

610	Virginia Housing Development Authority, Rental Housing Bonds, Series 2001L, 5.000%, 12/01/20	6/12 at 100.00	AA+	610,750

600	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010A, 5.000%, 4/01/45	10/19 at 100.00	AA+	608,112

490	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C, 4.550%, 8/01/32	2/20 at 100.00	AA+	495,846

1,380	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	No Opt. Call	AA+	1,395,953
8,970	Total Housing/Multifamily			9,006,858
	Housing/Single Family – 4.7%

695	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	Aaa	695,097

2,400	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2005C-2, 4.750%, 10/01/32 (Alternative Minimum Tax)	1/15 at 100.00	AAA	2,379,480

6,545	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006 D1, 4.900%, 1/01/33 (Alternative Minimum Tax)	7/15 at 100.00	AAA	6,560,707

2,310	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)	7/15 at 100.00	AAA	2,305,819

6,500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)	7/16 at 100.00	AAA	6,444,944
18,450	Total Housing/Single Family			18,386,047
	Industrials – 0.7%

2,000	Henrico County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1996A, 5.450%, 1/01/14 (Alternative Minimum Tax)	No Opt. Call	BBB	2,131,580

500	James City County Industrial Development Authority, Virginia, Sewerage and Solid Waste Disposal Facilities Revenue Bonds, Anheuser Busch, Series 1997, 6.000%, 4/01/32 (Alternative Minimum Tax)	4/12 at 100.00	A–	500,225
2,500	Total Industrials			2,631,805
	Long-Term Care – 4.8%

	Chesterfield County Health Center Commission, Virginia, Residential Care Facility First Mortgage Revenue Bonds, Lucy Corr Village, Series 2008A:
2,000	6.125%, 12/01/30	12/18 at 100.00	N/R	1,859,180
2,500	6.250%, 12/01/38	11/18 at 100.00	N/R	2,279,525

	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A:
3,860	5.125%, 10/01/37	10/17 at 100.00	N/R	3,697,224
1,250	5.125%, 10/01/42	10/17 at 100.00	N/R	1,180,675

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Virginia Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$1,200	Fairfax County Economic Development Authority, Virginia, Retirement Center Revenue Bonds, Greenspring Village, Series 2006A, 4.875%, 10/01/36	10/16 at 100.00	A–	$1,169,556

	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006:
1,350	5.000%, 10/01/27	10/17 at 100.00	BBB	1,307,570
3,500	5.000%, 10/01/35	No Opt. Call	BBB	3,218,810

4,210	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.300%, 9/01/31	9/16 at 100.00	N/R	3,799,146
19,870	Total Long-Term Care			18,511,686
	Materials – 0.6%

2,500	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1998, 5.600%, 12/01/25 (Alternative Minimum Tax)	2/12 at 100.00	Baa3	2,499,875
	Tax Obligation/General – 4.3%

2,100	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25	7/20 at 100.00	Aa3	2,466,723

1,660	Bristol, Virginia, General Obligation Bonds, Series 2003, 5.000%, 3/01/25 – AGM Insured	3/13 at 100.00	AA–	1,690,561

1,000	Chesapeake, Virginia, General Obligation Bonds, Series 2004, 5.000%, 12/01/20	12/14 at 101.00	AA+	1,114,840

1,000	Fairfax County, Virginia, General Obligation Refunding and Improvement Bonds, Series 2005A, 5.000%, 10/01/12	No Opt. Call	AAA	1,039,820

1,000	Loudoun County, Virginia, General Obligation Bonds, Public Improvement Series 2009A, 4.000%, 7/01/12	No Opt. Call	AAA	1,022,280

375	Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2002A, 5.250%, 5/01/20	5/12 at 100.00	AAA	382,088

3,000	Pittsylvania County, Virginia, General Obligationl Bonds, Series 2008B, 5.750%, 2/01/30	2/19 at 100.00	Aa3	3,351,000

1,875	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34	7/20 at 100.00	AA	2,011,256

2,000	Portsmouth, Virginia, General Obligation Bonds, Series 2005A, 5.000%, 4/01/15 – NPFG Insured	No Opt. Call	AA	2,271,000

1,170	Suffolk, Virginia, General Obligation Bonds, Series 2005, 5.000%, 12/01/25	12/15 at 100.00	AA+	1,253,398
15,180	Total Tax Obligation/General			16,602,966
	Tax Obligation/Limited – 24.3%

	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
670	5.250%, 7/15/25 – ACA Insured	7/15 at 100.00	N/R	550,861
520	5.500%, 7/15/35 – ACA Insured	7/15 at 100.00	N/R	411,148

1,000	Caroline County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2002, 5.125%, 6/15/34 – AMBAC Insured	6/12 at 102.00	N/R	1,003,280

1,000	Culpeper Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities Project, Series 2005, 5.000%, 1/01/18 – NPFG Insured	1/15 at 100.00	Aa3	1,087,610

1,090	Dinwiddie County Industrial Development Authority, Virginia, Lease Revenue Bonds, Refunding Series 2004B, 5.125%, 2/15/15 – NPFG Insured	2/14 at 100.00	A+	1,171,826

2,895	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Joint Public Uses Community Project, Series 2006, 5.000%, 5/15/18	5/16 at 100.00	AA+	3,272,247

1,500	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Laurel Hill Public Facilities Projects, Series 2003, 5.000%, 6/01/14	6/13 at 101.00	AA+	1,612,035

3,000	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 23, Series 2007A, 4.250%, 4/01/34 – NPFG Insured	4/17 at 100.00	AA+	2,993,400

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,000	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 28, Series 2004, 5.000%, 4/01/33 – NPFG Insured	4/14 at 100.00	AA+	$2,135,740

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,020	5.000%, 1/01/31 (WI/DD, Settling 12/01/11)	1/22 at 100.00	A	1,053,833
500	5.250%, 1/01/36 (WI/DD, Settling 12/01/11)	1/22 at 100.00	A	519,625

	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005:
3,950	5.000%, 6/15/17 – NPFG Insured	6/15 at 100.00	A	4,331,333
1,130	5.000%, 6/15/22 – NPFG Insured	6/15 at 100.00	A	1,194,048
2,900	5.000%, 6/15/25 – NPFG Insured	6/15 at 100.00	A	3,013,767
3,725	5.000%, 6/15/30 – NPFG Insured	6/15 at 100.00	A	3,811,569

	Hampton Roads Regional Jail Authority, Virginia, Revenue Bonds, Regional Jail Facility, Series 2004:
2,020	5.000%, 7/01/17 – NPFG Insured	7/14 at 100.00	Aa2	2,150,896
1,625	5.000%, 7/01/18 – NPFG Insured	7/14 at 100.00	Aa2	1,721,899

	James City County Economic Development Authority, Virginia, Revenue Bonds, County Government Projects, Series 2005:
1,155	5.000%, 7/15/17	7/15 at 100.00	AA+	1,297,700
1,210	5.000%, 7/15/18	7/15 at 100.00	AA+	1,348,823

1,450	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Refunding Bonds, Public Facility Project, Series 2003, 5.000%, 3/01/19	3/13 at 100.00	AA+	1,515,714

1,845	Manassas Park Economic Development Authority, Virginia, Lease Revenue Bond, Series 2010A, 6.000%, 7/15/35	7/20 at 100.00	N/R	1,937,914

860	Montgomery County Industrial Development Authority, Virginia, Public Facility Lease Revnue Bonds, Public Projects Series 2008, 5.000%, 2/01/29	2/18 at 100.00	AA–	908,728

3,585	New Kent County Economic Development Authority, Virginia, Lease Revenue Bonds, School and Governmental Projects, Series 2006, 5.000%, 2/01/26 – AGM Insured	2/17 at 100.00	AA–	3,804,868

675	Norfolk Redevelopment and Housing Authority, Virginia, Educational Facility Revenue Bonds, Community College System – Tidewater Community College Downtown Campus, Series 1999, 5.500%, 11/01/19	5/12 at 100.00	AA+	677,741

1,000	Northampton County and Town Joint Industrial Development Authority, Virginia, Lease Revenue Bonds, County Capital Projects, Series 2002, 5.000%, 2/01/33 – RAAI Insured	2/13 at 101.00	N/R	948,620

	Prince William County, Virginia, Certificates of Participation, County Facilities, Series 2005:
1,100	5.000%, 6/01/20 – AMBAC Insured	6/15 at 100.00	Aa1	1,190,684
1,930	5.000%, 6/01/21 – AMBAC Insured	6/15 at 100.00	Aa1	2,075,001

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
3,245	5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	Baa1	3,274,594
5,000	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	Baa1	4,996,550

1,125	Puerto Rico Highway and Transportation Authority, Subordinate Lien Highway Revenue Bonds, Series 2003, 5.250%, 7/01/17 – FGIC Insured	7/13 at 100.00	Baa2	1,164,870

5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	BBB+	521,450

	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D:
135	5.250%, 7/01/27	7/12 at 100.00	Baa1	135,082
480	5.250%, 7/01/36	7/12 at 100.00	Baa1	480,019

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A:
2,500	5.750%, 8/01/37	8/19 at 100.00	A+	2,651,525
4,500	6.000%, 8/01/42	8/19 at 100.00	A+	4,865,220

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Virginia Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
$5,000	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	Aa2	$779,100
750	5.250%, 8/01/57	8/17 at 100.00	Aa2	765,000

270	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A3	297,583

1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2007CC, 5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA–	1,091,220

1,645	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003B, 5.125%, 8/01/23 – AMBAC Insured	8/13 at 100.00	N/R	1,727,135

2,000	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003, 5.000%, 1/15/23 – AMBAC Insured	1/13 at 100.00	N/R	2,064,900

2,475	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/16 at 100.00	Baa1	2,653,151

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/28 – FGIC Insured	10/16 at 100.00	BBB+	1,000,140

1,525	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	1,516,887

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Refunding Bonds, Series 2009C, 5.000%, 10/01/22	10/19 at 100.00	Baa2	1,043,190

950	Virgin Islands Public Finance Authority, Senior Lien Matching Fund Loan Note, Series 2004A, 5.250%, 10/01/15	10/14 at 100.00	BBB	1,013,669

1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2005A, 5.000%, 2/01/12	No Opt. Call	AA+	1,008,190

1,945	Virginia Port Authority, General Fund Revenue Bonds, Series 2005A, 5.250%, 7/01/19 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA+	2,106,124

2,750	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2005A, 5.000%, 8/01/15	No Opt. Call	AA+	3,147,568

1,360	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2005C, 5.000%, 8/01/17	8/15 at 100.00	AA+	1,540,812

	Virginia Resources Authority, Infrastructure Revenue Bonds, Prerefunded-Pooled Loan Bond Program, Series 2002A:
90	5.000%, 5/01/20	5/12 at 100.00	AA	91,233
35	5.000%, 5/01/21	No Opt. Call	AA	35,480

	Virginia Transportation Board, Transportation Revenue Bonds, U.S. Route 58 Corridor Development Program, Series 2004B:
1,000	5.250%, 5/15/12	No Opt. Call	AA+	1,023,190
1,500	5.000%, 5/15/15	5/14 at 100.00	AA+	1,648,500

2,160	Washington County Industrial Development Authority, Virginia, Public Facilities Lease Revenue Bonds, Refunding Series 2010, 5.500%, 8/01/40	8/20 at 100.00	A+	2,325,542

1,500	Westmoreland County Industrial Development Authority, Virginia, Lease Revenue Bonds, Northumberland County School Project, Series 2006, 5.000%, 11/01/31 – NPFG Insured	11/16 at 100.00	Aa3	1,551,105
98,295	Total Tax Obligation/Limited			94,259,939
	Transportation – 14.2%

	Capital Region Airport Authority, Richmond, Virginia, Revenue Bonds, Richmond International Airport, Series 2005A:
2,310	5.000%, 7/01/22 – AGM Insured	7/15 at 100.00	AA–	2,452,966
2,700	5.000%, 7/01/23 – AGM Insured	7/15 at 100.00	AA–	2,851,146

6,800	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38 – AGM Insured	7/18 at 100.00	AA–	6,954,699

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

$900	Chesapeake, Virginia, Toll Road Revenue Bonds, Chesapeake Expressway, Series 1999A, 5.625%, 7/15/19	1/12 at 100.00	Baa1		$902,205

1,000	District of Columbia Metropolitan Area Transit Authority, Gross Revenue Bonds, Series 2009A, 5.125%, 7/01/32	7/19 at 100.00	Aa3		1,069,240

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appriciation Series 2009B-2:
5,850	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA–		1,501,461
13,000	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA–		2,877,550

3,025	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2008-A, 5.375%, 10/01/29 (Alternative Minimum Tax)	10/18 at 100.00	AA–		3,176,371

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2009C:
1,200	5.000%, 10/01/28	10/18 at 100.00	AA–		1,276,632
3,000	5.625%, 10/01/39	10/18 at 100.00	AA–		3,243,240

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2010A:
1,450	5.000%, 10/01/30	No Opt. Call	AA–		1,545,280
3,800	5.000%, 10/01/35	10/20 at 100.00	AA–		4,017,968

	Metropolitan Washington D.C. Airports Authority, System Revenue Bonds, Series 2007B:
5,000	5.000%, 10/01/25 – AMBAC Insured (Alternative Minimum Tax)	1/17 at 100.00	AA–		5,227,250
2,500	5.000%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax)	10/17 at 100.00	AA–		2,507,975

3,300	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+		2,208,558

5,250	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA–		4,309,148

2,610	Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A, 5.000%, 2/01/23 – NPFG Insured	2/15 at 100.00	Baa1		2,676,659

1,750	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (5)	6/12 at 100.00	D		332,938

1,195	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	BBB		1,363,901

1,485	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	BBB		1,665,101

1,015	Virginia Port Authority, Port Facilities Revenue Refunding Bonds Series 2010, 5.000%, 7/01/40	7/19 at 100.00	Aa3		1,060,878

2,155	Virginia Port Authority, Revenue Bonds, Port Authority Facilities, Series 2006, 5.000%, 7/01/36 – FGIC Insured (Alternative Minimum Tax)	7/13 at 100.00	Aa3		2,157,026
71,295	Total Transportation				55,378,192
	U.S. Guaranteed – 6.7% (4)

840	Bristol, Virginia, General Obligation Bonds, Series 2003, 5.000%, 3/01/25 (Pre-refunded 3/01/13) – AGM Insured	3/13 at 100.00	AA–	(4)	889,056

750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – AGM Insured (ETM)	No Opt. Call	AA–	(4)	899,670

	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2003:
1,115	5.000%, 7/15/17 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	Baa1	(4)	1,194,566
2,000	5.250%, 7/15/23 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	Baa1	(4)	2,150,800

1,915	Front Royal and Warren County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2004B, 5.000%, 4/01/17 (Pre-refunded 4/01/14) – AGM Insured	4/14 at 100.00	AA–	(4)	2,107,094

85	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30 (Pre-refunded 11/15/12)	11/12 at 100.00	A3	(4)	89,333

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen Virginia Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (continued)

$1,450	Loudoun County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Loudoun Hospital Center, Series 2002A, 6.000%, 6/01/22 (Pre-refunded 6/01/12)	6/12 at 101.00	N/R	(4)	$1,505,506

390	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Refunding Bonds, Public Facility Project, Series 2003, 5.000%, 3/01/19 (Pre-refunded 3/01/13)	3/13 at 100.00	N/R	(4)	412,573

5	Loudoun County, Virginia, General Obligation Bonds, Series 2006B, 5.000%, 12/01/24 (Pre-refunded 12/01/16)	12/16 at 100.00	AAA		5,919

100	Prince William County, Virginia, Lease Participation Certificates, Series 2002, 5.000%, 12/01/21 (Pre-refunded 6/01/12)	6/12 at 100.00	Aa1	(4)	102,417

600	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002II, 5.125%, 7/01/26 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 101.00	AA–	(4)	623,274

1,100	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D, 5.750%, 7/01/41 (Pre-refunded 7/01/12)	7/12 at 100.00	AA+	(4)	1,135,178

	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D:
365	5.250%, 7/01/27 (Pre-refunded 7/01/12)	7/12 at 100.00	Baa1	(4)	375,603
1,320	5.250%, 7/01/36 (Pre-refunded 7/01/12)	7/12 at 100.00	Baa1	(4)	1,358,346

1,230	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A3		1,557,328

535	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured (ETM)	No Opt. Call	BBB	(4)	625,592

1,415	Roanoke, Virginia, General Obligation Bonds, Series 2006A, 5.000%, 2/01/21 (Pre-refunded 2/01/16) – NPFG Insured	2/16 at 100.00	AA	(4)	1,645,305

	Roanoke, Virginia, General Obligation Public Improvement Bonds, Series 2002A:
1,000	5.000%, 10/01/17 (Pre-refunded 10/01/12)	10/12 at 101.00	AA	(4)	1,049,840
500	5.250%, 10/01/20 (Pre-refunded 10/01/12)	10/12 at 101.00	AA	(4)	525,965

	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005:
250	5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		256,263
5,125	5.500%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	Aaa		5,663,535

2,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2002A, 5.000%, 2/01/22 (Pre-refunded 2/01/12)	2/12 at 100.00	AA+	(4)	2,016,320
24,090	Total U.S. Guaranteed				26,189,483
	Utilities – 4.0%

3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2007A, 5.600%, 11/01/31 (Alternative Minimum Tax)	11/17 at 100.00	A–		3,022,650

3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2009A, 5.000%, 5/01/23	5/19 at 100.00	A–		3,311,310

2,000	Mecklenburg County Industrial Development Authority, Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)	10/12 at 100.00	Baa1		2,008,140

700	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002KK, 5.250%, 7/01/12 – AGM Insured	No Opt. Call	AA–		717,255

	Richmond, Virginia, Public Utility Revenue Bonds, Series 2009A:
4,000	5.000%, 1/15/35	1/19 at 100.00	AA		4,246,960
2,000	5.000%, 1/15/40	1/19 at 100.00	AA		2,113,320
14,700	Total Utilities				15,419,635

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer – 4.2%

	Fairfax County Water Authority, Virginia, Water Revenue Refunding Bonds, Series 2002:
$115	5.375%, 4/01/21	4/12 at 100.00	AAA	$116,755
800	5.000%, 4/01/27	4/12 at 100.00	AAA	805,248

1,395	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.500%, 11/15/19 – AGM Insured	No Opt. Call	AA–	1,669,383

1,015	James City Service Authority, Virginia, Water and Sewerage Revenue Bonds, Series 2003, 5.000%, 1/15/15 – AGM Insured	1/13 at 101.00	AA+	1,072,185

3,000	Loudoun County Sanitation Authority, Virginia, Water and Sewer System Revenue Bonds, Series 2007, 4.500%, 1/01/32	1/17 at 100.00	AAA	3,091,290

2,325	Loudoun County Sanitation Authority, Virginia, Water and Sewerage System Revenue Bonds, Series 2004, 5.000%, 1/01/26	1/15 at 100.00	AAA	2,461,385

1,750	Newport News, Virginia, Water Revenue Bonds, Series 2007, 4.750%, 6/01/31 – AGM Insured	6/17 at 100.00	AAA	1,792,105

1,400	Norfolk, Virginia, Water Revenue Refunding Bonds, Series 1998, 5.125%, 11/01/28 – AGM Insured	5/12 at 100.00	AA+	1,401,512

1,520	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	1,577,137

1,000	Virginia State Resources Authority, Clean Water Revenue Bonds, Series 2007, 4.750%, 10/01/27	10/17 at 100.00	AAA	1,067,870

1,135	York County, Virginia, Sewer System Revenue Bonds, Series 2005, 5.000%, 6/01/29 – AMBAC Insured	6/15 at 101.00	Aa2	1,184,089
15,455	Total Water and Sewer			16,238,959
$399,010	Total Investments (cost $370,381,799) – 97.3%			378,072,994
	Other Assets Less Liabilities – 2.7%			10,589,636
	Net Assets – 100%			$388,662,630

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of Assets and Liabilities (Unaudited)

November 30, 2011

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Assets
Investments, at value (cost $152,401,372, $164,195,722, $244,408,199 and $370,381,799, respectively)	$156,463,734	$168,479,397	$252,983,069	$378,072,994
Cash	435,966	3,650,670	—	4,302,987
Receivables:
Interest	2,469,558	2,920,831	3,640,479	6,272,307
Investments sold	105,000	1,130,632	50,509	2,271,324
Shares sold	62,973	213,973	945,050	676,345
Other assets	32,316	236	3,011	20,645
Total assets	159,569,547	176,395,739	257,622,118	391,616,602
Liabilities
Cash overdraft	—	—	942,573	—
Payables:
Dividends	239,131	229,550	436,946	608,042
Investments purchased	1,040,196	690,603	1,577,361	1,555,571
Shares redeemed	245,833	145,452	187,364	402,950
Accrued expenses:
Management fees	68,090	75,094	108,563	163,803
12b-1 distribution and service fees	26,942	35,126	40,748	64,426
Other	104,124	80,092	108,100	159,180
Total liabilities	1,724,316	1,255,917	3,401,655	2,953,972
Net assets	$157,845,231	$175,139,822	$254,220,463	$388,662,630
Class A Shares
Net assets	$98,296,488	$73,342,541	$90,827,298	$181,061,044
Shares outstanding	10,222,718	6,844,822	8,596,364	16,554,759
Net asset value per share	$9.62	$10.72	$10.57	$10.94
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.04	$11.19	$11.03	$11.42
Class B Shares
Net assets	$1,300,418	$1,805,129	$1,715,295	$2,994,481
Shares outstanding	135,323	168,357	162,300	274,713
Net asset value and offering price per share	$9.61	$10.72	$10.57	$10.90
Class C Shares
Net assets	$15,779,128	$35,533,469	$40,126,927	$52,671,175
Shares outstanding	1,645,145	3,325,857	3,813,948	4,822,418
Net asset value and offering price per share	$9.59	$10.68	$10.52	$10.92
Class I Shares
Net assets	$42,469,197	$64,458,683	$121,550,943	$151,935,930
Shares outstanding	4,419,789	6,007,113	11,543,594	13,947,529
Net asset value and offering price per share	$9.61	$10.73	$10.53	$10.89
Net assets consist of:
Capital paid-in	$178,254,353	$170,078,235	$245,265,522	$379,138,044
Undistributed (Over-distribution of) net investment income	325,729	576,402	1,193,933	973,530
Accumulated net realized gain (loss)	(24,797,213)	201,510	(813,862)	859,861
Net unrealized appreciation (depreciation)	4,062,362	4,283,675	8,574,870	7,691,195
Net assets	$157,845,231	$175,139,822	$254,220,463	$388,662,630
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

48	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended November 30, 2011

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Investment Income	$4,292,214	$4,238,944	$6,447,762	$9,436,010
Expenses
Management fees	416,504	450,213	663,960	986,568
12b-1 service fees – Class A	98,559	71,640	90,044	178,927
12b-1 distribution and service fees – Class B	7,166	9,259	9,278	15,832
12b-1 distribution and service fees – Class C	59,222	128,880	148,652	191,605
Shareholders’ servicing agent fees and expenses	35,887	37,327	54,601	74,317
Custodian’s fees and expenses	14,213	16,859	23,894	34,330
Trustees’ fees and expenses	2,528	2,708	4,043	6,011
Professional fees	11,323	11,343	13,073	15,937
Shareholders’ reports – printing and mailing expenses	16,998	16,277	21,225	27,394
Federal and state registration fees	2,655	5,133	3,445	4,137
Other expenses	1,852	2,767	3,681	4,613
Total expenses before custodian fee credit	666,907	752,406	1,035,896	1,539,671
Custodian fee credit	(1,015)	(493)	(191)	(748)
Net expenses	665,892	751,913	1,035,705	1,538,923
Net investment income (loss)	3,626,322	3,487,031	5,412,057	7,897,087
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	404,270	31,313	24,101	404,718
Change in net unrealized appreciation (depreciation) of investments	3,230,294	4,114,087	6,875,270	8,119,176
Net realized and unrealized gain (loss)	3,634,564	4,145,400	6,899,371	8,523,894
Net increase (decrease) in net assets from operations	$7,260,886	$7,632,431	$12,311,428	$16,420,981

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of Changes in Net Assets (Unaudited)

	Municipal Bond 2		Maryland
	Six Months Ended 11/30/11	Year Ended 5/31/11	Six Months Ended 11/30/11	Year Ended 5/31/11
Operations
Net investment income (loss)	$3,626,322	$8,043,953	$3,487,031	$7,283,227
Net realized gain (loss) from investments	404,270	255,123	31,313	231,899
Change in net unrealized appreciation (depreciation) of investments	3,230,294	(3,590,326)	4,114,087	(4,914,615)
Net increase (decrease) in net assets from operations	7,260,886	4,708,750	7,632,431	2,600,511
Distributions to Shareholders
From net investment income:
Class A	(2,259,486)	(4,850,867)	(1,457,093)	(3,049,641)
Class B	(28,886)	(118,087)	(32,468)	(93,875)
Class C	(318,165)	(688,381)	(603,680)	(1,240,685)
Class I	(1,019,206)	(2,319,850)	(1,349,401)	(2,748,249)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(3,625,743)	(7,977,185)	(3,442,642)	(7,132,450)
Fund Share Transactions
Proceeds from sale of shares	1,936,305	8,034,161	10,979,143	24,497,918
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,088,339	4,361,639	1,973,497	3,926,267
	4,024,644	12,395,800	12,952,640	28,424,185
Cost of shares redeemed	(8,126,628)	(32,606,291)	(8,776,889)	(38,578,093)
Net increase (decrease) in net assets from Fund share transactions	(4,101,984)	(20,210,491)	4,175,751	(10,153,908)
Net increase (decrease) in net assets	(466,841)	(23,478,926)	8,365,540	(14,685,847)
Net assets at the beginning of period	158,312,072	181,790,998	166,774,282	181,460,129
Net assets at the end of period	$157,845,231	$158,312,072	$175,139,822	$166,774,282
Undistributed (Over-distribution of) net investment income at the end of period	$325,729	$325,150	$576,402	$532,013

See accompanying notes to financial statements.

50	Nuveen Investments

	Pennsylvania		Virginia
	Six Months Ended 11/30/11	Year Ended 5/31/11	Six Months Ended 11/30/11	Year Ended 5/31/11
Operations
Net investment income (loss)	$5,412,057	$11,468,642	$7,897,087	$15,753,707
Net realized gain (loss) from investments	24,101	200,299	404,718	638,077
Change in net unrealized appreciation (depreciation) of investments	6,875,270	(7,864,686)	8,119,176	(7,969,094)
Net increase (decrease) in net assets from operations	12,311,428	3,804,255	16,420,981	8,422,690
Distributions to Shareholders
From net investment income:
Class A	(1,854,415)	(3,819,855)	(3,693,224)	(7,437,014)
Class B	(32,978)	(101,306)	(56,132)	(177,705)
Class C	(706,150)	(1,447,597)	(914,833)	(1,794,935)
Class I	(2,646,918)	(5,841,486)	(3,223,583)	(6,530,421)
From accumulated net realized gains:
Class A	—	—	—	(139,530)
Class B	—	—	—	(4,192)
Class C	—	—	—	(39,750)
Class I	—	—	—	(120,703)
Decrease in net assets from distributions to shareholders	(5,240,461)	(11,210,244)	(7,887,772)	(16,244,250)
Fund Share Transactions
Proceeds from sale of shares	15,507,018	45,808,007	23,984,800	69,084,970
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,407,960	5,109,749	4,037,640	8,027,813
	17,914,978	50,917,756	28,022,440	77,112,783
Cost of shares redeemed	(25,089,689)	(64,116,392)	(22,981,604)	(71,900,059)
Net increase (decrease) in net assets from Fund share transactions	(7,174,711)	(13,198,636)	5,040,836	5,212,724
Net increase (decrease) in net assets	(103,744)	(20,604,625)	13,574,045	(2,608,836)
Net assets at the beginning of period	254,324,207	274,928,832	375,088,585	377,697,421
Net assets at the end of period	$254,220,463	$254,324,207	$388,662,630	$375,088,585
Undistributed (Over-distribution of) net investment income at the end of period	$1,193,933	$1,022,337	$973,530	$964,215

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MUNICIPAL BOND 2
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (6/90)
2012(g)	$9.40	$.22	$.22	$.44	$(.22)	$—	$(.22)	$9.62
2011	9.56	.44	(.16)	.28	(.44)	—	(.44)	9.40
2010	8.98	.44	.58	1.02	(.44)	—	(.44)	9.56
2009	9.75	.44	(.78)	(.34)	(.43)	—	(.43)	8.98
2008	10.08	.42	(.33)	.09	(.42)	—	(.42)	9.75
2007	10.08	.42	—	.42	(.42)	—	(.42)	10.08
Class B (2/97)
2012(g)	9.39	.18	.22	.40	(.18)	—	(.18)	9.61
2011	9.55	.37	(.16)	.21	(.37)	—	(.37)	9.39
2010	8.98	.37	.57	.94	(.37)	—	(.37)	9.55
2009	9.74	.37	(.77)	(.40)	(.36)	—	(.36)	8.98
2008	10.07	.35	(.34)	.01	(.34)	—	(.34)	9.74
2007	10.07	.34	—	.34	(.34)	—	(.34)	10.07
Class C (9/95)
2012(g)	9.37	.19	.22	.41	(.19)	—	(.19)	9.59
2011	9.54	.39	(.17)	.22	(.39)	—	(.39)	9.37
2010	8.96	.39	.58	.97	(.39)	—	(.39)	9.54
2009	9.73	.39	(.78)	(.39)	(.38)	—	(.38)	8.96
2008	10.06	.37	(.33)	.04	(.37)	—	(.37)	9.73
2007	10.06	.36	.01	.37	(.37)	—	(.37)	10.06
Class I (2/97)(e)
2012(g)	9.39	.23	.22	.45	(.23)	—	(.23)	9.61
2011	9.55	.46	(.16)	.30	(.46)	—	(.46)	9.39
2010	8.97	.46	.58	1.04	(.46)	—	(.46)	9.55
2009	9.74	.46	(.79)	(.33)	(.44)	—	(.44)	8.97
2008	10.07	.45	(.34)	.11	(.44)	—	(.44)	9.74
2007	10.07	.44	—	.44	(.44)	—	(.44)	10.07

52	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(f)
Total Return(c)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

4.71%	$98,296	.83	%*	.83	%*	4.58	%*	22%
3.00	98,209	.84		.84		4.70		4
11.55	110,331	.84		.84		4.70		15
(3.36)	113,528	.83		.83		4.91		13
.93	144,215	.84		.84		4.30		26
4.21	163,736	.83		.83		4.13		12

4.32	1,300	1.58	*	1.58	*	3.84	*	22
2.22	1,916	1.59		1.59		3.93		4
10.66	4,150	1.59		1.59		3.96		15
(4.00)	6,716	1.58		1.58		4.15		13
.14	10,862	1.59		1.59		3.55		26
3.42	14,672	1.57		1.57		3.38		12

4.42	15,779	1.38	*	1.38	*	4.03	*	22
2.33	15,716	1.39		1.39		4.15		4
11.01	17,241	1.39		1.39		4.15		15
(3.92)	17,265	1.38		1.38		4.37		13
.38	19,463	1.39		1.39		3.75		26
3.67	22,523	1.38		1.38		3.58		12

4.81	42,469	.63	*	.63	*	4.78	*	22
3.24	42,470	.64		.64		4.90		4
11.78	50,068	.64		.64		4.90		15
(3.17)	50,335	.63		.63		5.10		13
1.12	76,019	.64		.64		4.50		26
4.40	83,658	.63		.63		4.33		12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(g)	For the six months ended November 30, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	53

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MARYLAND
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (9/94)
2012(g)	$10.45	$.22	$.27	$.49	$(.22)	$—	$(.22)	$10.72
2011	10.69	.43	(.24)	.19	(.43)	—	(.43)	10.45
2010	10.03	.43	.67	1.10	(.42)	(.02)	(.44)	10.69
2009	10.27	.42	(.25)	.17	(.41)	—	(.41)	10.03
2008	10.48	.40	(.21)	.19	(.40)	—	(.40)	10.27
2007	10.44	.40	.03	.43	(.39)	—	(.39)	10.48
Class B (3/97)
2012(g)	10.46	.18	.26	.44	(.18)	—	(.18)	10.72
2011	10.70	.35	(.24)	.11	(.35)	—	(.35)	10.46
2010	10.04	.35	.67	1.02	(.34)	(.02)	(.36)	10.70
2009	10.28	.34	(.25)	.09	(.33)	—	(.33)	10.04
2008	10.50	.32	(.22)	.10	(.32)	—	(.32)	10.28
2007	10.45	.32	.04	.36	(.31)	—	(.31)	10.50
Class C (9/94)
2012(g)	10.42	.19	.26	.45	(.19)	—	(.19)	10.68
2011	10.66	.38	(.25)	.13	(.37)	—	(.37)	10.42
2010	10.00	.37	.67	1.04	(.36)	(.02)	(.38)	10.66
2009	10.25	.36	(.26)	.10	(.35)	—	(.35)	10.00
2008	10.46	.35	(.22)	.13	(.34)	—	(.34)	10.25
2007	10.42	.34	.04	.38	(.34)	—	(.34)	10.46
Class I (2/92)(e)
2012(g)	10.47	.23	.26	.49	(.23)	—	(.23)	10.73
2011	10.70	.46	(.24)	.22	(.45)	—	(.45)	10.47
2010	10.04	.45	.67	1.12	(.44)	(.02)	(.46)	10.70
2009	10.29	.44	(.26)	.18	(.43)	—	(.43)	10.04
2008	10.50	.43	(.22)	.21	(.42)	—	(.42)	10.29
2007	10.46	.42	.03	.45	(.41)	—	(.41)	10.50

54	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(f)

Total Return(c)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

4.69%	$73,343	.83	%*	.83	%*	4.11	%*	4%
1.78	69,162	.84		.84		4.12		9
11.11	77,430	.85		.85		4.05		1
1.85	63,367	.86		.86		4.30		15
1.84	66,838	1.00		.87		3.89		32
4.15	68,593	1.07		.87		3.78		5

4.21	1,805	1.58	*	1.58	*	3.36	*	4
1.03	2,072	1.59		1.59		3.36		9
10.31	3,700	1.60		1.60		3.32		1
1.09	6,070	1.61		1.61		3.53		15
.98	8,546	1.75		1.62		3.14		32
3.48	10,694	1.82		1.62		3.04		5

4.31	35,533	1.38	*	1.38	*	3.55	*	4
1.22	32,705	1.39		1.39		3.57		9
10.57	35,665	1.40		1.40		3.50		1
1.18	24,992	1.41		1.41		3.75		15
1.31	23,611	1.55		1.42		3.34		32
3.63	21,314	1.62		1.42		3.24		5

4.67	64,459	.63	*	.63	*	4.31	*	4
2.09	62,835	.64		.64		4.33		9
11.34	64,665	.65		.65		4.25		1
1.96	53,920	.66		.66		4.50		15
2.07	58,615	.80		.67		4.09		32
4.37	45,803	.87		.67		3.99		5

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(g)	For the six months ended November 30, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	55

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

PENNSYLVANIA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (10/86)
2012(g)	$10.28	$.22	$.29	$.51	$(.22)	$—	$(.22)	$10.57
2011	10.54	.44	(.27)	.17	(.43)	—	(.43)	10.28
2010	9.96	.44	.56	1.00	(.42)	—	(.42)	10.54
2009	10.23	.43	(.29)	.14	(.41)	—	(.41)	9.96
2008	10.39	.40	(.16)	.24	(.40)	—	(.40)	10.23
2007	10.33	.40	.06	.46	(.40)	—	(.40)	10.39
Class B (2/97)
2012(g)	10.28	.18	.29	.47	(.18)	—	(.18)	10.57
2011	10.54	.36	(.27)	.09	(.35)	—	(.35)	10.28
2010	9.97	.37	.55	.92	(.35)	—	(.35)	10.54
2009	10.24	.36	(.29)	.07	(.34)	—	(.34)	9.97
2008	10.39	.33	(.16)	.17	(.32)	—	(.32)	10.24
2007	10.34	.33	.04	.37	(.32)	—	(.32)	10.39
Class C (2/94)
2012(g)	10.23	.19	.29	.48	(.19)	—	(.19)	10.52
2011	10.49	.38	(.27)	.11	(.37)	—	(.37)	10.23
2010	9.92	.39	.55	.94	(.37)	—	(.37)	10.49
2009	10.19	.38	(.30)	.08	(.35)	—	(.35)	9.92
2008	10.35	.35	(.16)	.19	(.35)	—	(.35)	10.19
2007	10.30	.34	.06	.40	(.35)	—	(.35)	10.35
Class I (2/97)(e)
2012(g)	10.24	.23	.29	.52	(.23)	—	(.23)	10.53
2011	10.50	.46	(.27)	.19	(.45)	—	(.45)	10.24
2010	9.93	.46	.55	1.01	(.44)	—	(.44)	10.50
2009	10.20	.45	(.29)	.16	(.43)	—	(.43)	9.93
2008	10.36	.43	(.16)	.27	(.43)	—	(.43)	10.20
2007	10.31	.42	.06	.48	(.43)	—	(.43)	10.36

56	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(f)

Total Return(c)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

4.96%	$90,827	.82	%*	.82	%*	4.25	%*	2%
1.69	89,025	.82		.82		4.26		6
10.25	95,603	.83		.83		4.29		4
1.57	77,292	.84		.84		4.44		17
2.39	76,293	.84		.84		3.92		22
4.51	80,966	.86		.86		3.84		11

4.57	1,715	1.57	*	1.57	*	3.51	*	2
.92	2,210	1.57		1.57		3.50		6
9.34	3,639	1.58		1.58		3.55		4
.81	4,870	1.59		1.59		3.68		17
1.72	6,577	1.59		1.59		3.17		22
3.64	7,679	1.61		1.61		3.10		11

4.68	40,127	1.37	*	1.37	*	3.70	*	2
1.10	38,812	1.37		1.37		3.71		6
9.61	38,945	1.38		1.38		3.74		4
1.01	30,512	1.39		1.39		3.89		17
1.86	32,929	1.39		1.39		3.37		22
3.89	31,009	1.41		1.41		3.29		11

5.07	121,551	.62	*	.62	*	4.45	*	2
1.87	124,277	.62		.62		4.46		6
10.37	136,741	.63		.63		4.49		4
1.81	123,533	.64		.64		4.65		17
2.64	122,345	.64		.64		4.12		22
4.66	91,440	.66		.66		4.04		11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(g)	For the six months ended November 30, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	57

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

VIRGINIA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (3/86)
2012(g)	$10.69	$.22	$.26	$.48	$(.23)	$—	$(.23)	$10.94
2011	10.89	.45	(.19)	.26	(.45)	(.01)	(.46)	10.69
2010	10.24	.45	.66	1.11	(.44)	(.02)	(.46)	10.89
2009	10.61	.45	(.37)	.08	(.43)	(.02)	(.45)	10.24
2008	10.81	.42	(.18)	.24	(.42)	(.02)	(.44)	10.61
2007	10.74	.43	.06	.49	(.41)	(.01)	(.42)	10.81
Class B (2/97)
2012(g)	10.66	.18	.24	.42	(.18)	—	(.18)	10.90
2011	10.86	.36	(.18)	.18	(.37)	(.01)	(.38)	10.66
2010	10.20	.36	.68	1.04	(.36)	(.02)	(.38)	10.86
2009	10.58	.37	(.38)	(.01)	(.35)	(.02)	(.37)	10.20
2008	10.78	.34	(.18)	.16	(.34)	(.02)	(.36)	10.58
2007	10.71	.34	.07	.41	(.33)	(.01)	(.34)	10.78
Class C (10/93)
2012(g)	10.68	.19	.25	.44	(.20)	—	(.20)	10.92
2011	10.88	.39	(.19)	.20	(.39)	(.01)	(.40)	10.68
2010	10.22	.39	.67	1.06	(.38)	(.02)	(.40)	10.88
2009	10.60	.40	(.39)	.01	(.37)	(.02)	(.39)	10.22
2008	10.80	.36	(.18)	.18	(.36)	(.02)	(.38)	10.60
2007	10.73	.36	.07	.43	(.35)	(.01)	(.36)	10.80
Class I (2/97)(e)
2012(g)	10.65	.23	.24	.47	(.23)	—	(.23)	10.89
2011	10.85	.46	(.18)	.28	(.47)	(.01)	(.48)	10.65
2010	10.19	.47	.67	1.14	(.46)	(.02)	(.48)	10.85
2009	10.57	.47	(.38)	.09	(.45)	(.02)	(.47)	10.19
2008	10.77	.45	(.19)	.26	(.44)	(.02)	(.46)	10.57
2007	10.71	.45	.05	.50	(.43)	(.01)	(.44)	10.77

58	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(f)

Total Return(c)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

4.47%	$181,061	.80	%*	.80	%*	4.13	%*	5%
2.46	175,082	.81		.81		4.15		8
11.03	178,140	.82		.82		4.19		5
.95	156,724	.87		.83		4.50		11
2.24	194,526	.91		.83		3.95		19
4.60	199,092	.94		.83		3.89		12

3.99	2,995	1.55	*	1.55	*	3.38	*	5
1.67	3,760	1.56		1.56		3.38		8
10.37	6,710	1.57		1.57		3.46		5
.10	9,786	1.62		1.58		3.77		11
1.50	11,802	1.66		1.58		3.20		19
3.86	13,923	1.70		1.59		3.14		12

4.09	52,671	1.35	*	1.35	*	3.57	*	5
1.89	49,300	1.36		1.36		3.60		8
10.56	45,814	1.37		1.37		3.63		5
.29	36,241	1.42		1.38		3.96		11
1.67	37,527	1.46		1.38		3.39		19
4.03	35,868	1.49		1.38		3.34		12

4.48	151,936	.60	*	.60	*	4.33	*	5
2.64	146,947	.61		.61		4.35		8
11.38	147,034	.62		.62		4.39		5
1.08	131,244	.67		.63		4.71		11
2.48	138,154	.71		.63		4.14		19
4.75	77,611	.74		.63		4.09		12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(g)	For the six months ended November 30, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	59

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Multistate Trust I (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Municipal Bond Fund 2 (“Municipal Bond 2”), Nuveen Maryland Municipal Bond Fund (“Maryland”), Nuveen Pennsylvania Municipal Bond Fund (“Pennsylvania”) and Nuveen Virginia Municipal Bond Fund (“Virginia”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, its respective state and, in some cases, its respective local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal income tax, and with the exception of Municipal Bond 2, its respective state personal income tax. Each Fund invests at least 80% of its net assets in investment grade municipal bonds, which are those rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), to be of comparable quality. Each Fund may invest up to 20% of its net assets in below-investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal strategies, and principal risks.

Fund Reorganizations

The Board of Trustees of Municipal Bond 2 (“Acquired Fund”) approved the reorganization of the Fund into Nuveen All-American Municipal Bond Fund (“Acquiring Fund”). The reorganization is subject to approval by the shareholders of the Acquired Fund. For the reorganization, upon shareholder approval, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for the Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to the shareholders of the Acquired Fund and the Acquired Fund will be terminated. As a result of the reorganization, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. The shareholders of the Acquired Fund will receive the Acquiring Fund shares with a total value equal to the total value of the Acquired Fund shares immediately prior to the closing of the reorganization.

A special meeting for the shareholders of the Acquired Fund is expected to be held in April 2012, for the purpose of voting on the reorganization. If the required shareholder approvals are obtained on the meeting date, it is anticipated that the reorganization will be consummated shortly after its special shareholder meeting.

Further information regarding the proposed reorganization of the Acquired Fund will be contained in proxy materials that are expected to be sent to shareholders of the Acquired Fund in March 2012.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors

60	Nuveen Investments

may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At November 30, 2011, Municipal Bond 2, Maryland, Pennsylvania and Virginia had outstanding when-issued/delayed delivery purchase commitments of $1,040,196, $690,603, $1,474,949 and $1,555,571, respectively.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Nuveen Investments	61

Notes to Financial Statements (Unaudited) (continued)

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the six months ended November 30, 2011, Pennsylvania invested in externally-deposited inverse floaters. The other Funds did not invest in externally-deposited inverse floaters or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities. At November 30, 2011, Pennsylvania did not have any exposure to externally-deposited Recourse Trusts.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 2011.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference

62	Nuveen Investments

between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of November 30, 2011:

Municipal Bond 2	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$155,988,704	$475,030	$156,463,734

Maryland	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$168,479,397	$—	$168,479,397

Pennsylvania	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$252,983,069	$—	$252,983,069

Virginia	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$378,072,994	$—	$378,072,994

Nuveen Investments	63

Notes to Financial Statements (Unaudited) (continued)

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Municipal Bond 2 Level 3 Municipal Bonds	Maryland Level 3 Municipal Bonds
Balance at the beginning of period	$—	$214,978
Gains (losses):
Net realized gains (losses)	—	—
Net change in unrealized appreciation (depreciation)	—	18,518
Purchases at cost	—	—
Sales at proceeds	—	(55,000)
Net discounts (premiums)	—	43
Transfers in to	475,030	—
Transfers out of	—	(178,539)
Balance at the end of period	$475,030	$—
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of November 30, 2011	$(137,480)	$—

During the six months ended November 30, 2011, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended November 30, 2011.

4. Fund Shares

Transactions in Fund shares were as follows:

	Municipal Bond 2
	Six Months Ended 11/30/11		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	126,651	$1,208,292	336,866	$3,182,245
Class A – automatic conversion of Class B Shares	12,733	121,748	77,758	736,945
Class B	255	2,434	643	6,069
Class C	24,806	236,526	175,581	1,659,923
Class I	38,753	367,305	257,041	2,448,979
Shares issued to shareholders due to reinvestment of distributions:
Class A	129,841	1,241,849	268,231	2,527,911
Class B	1,514	14,477	6,844	64,747
Class C	18,921	180,532	38,376	360,806
Class I	68,152	651,481	149,418	1,408,175
	421,626	4,024,644	1,310,758	12,395,800
Shares redeemed:
Class A	(496,681)	(4,741,581)	(1,775,371)	(16,642,846)
Class B	(57,690)	(548,328)	(160,126)	(1,499,068)
Class B – automatic conversion to Class A Shares	(12,739)	(121,748)	(77,780)	(736,945)
Class C	(75,150)	(714,902)	(345,503)	(3,204,720)
Class I	(209,596)	(2,000,069)	(1,124,063)	(10,522,712)
	(851,856)	(8,126,628)	(3,482,843)	(32,606,291)
Net increase (decrease)	(430,230)	$(4,101,984)	(2,172,085)	$(20,210,491)

64	Nuveen Investments

	Maryland
	Six Months Ended 11/30/11		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	337,683	$3,598,968	937,679	$9,867,830
Class A – automatic conversion of Class B Shares	14,919	159,816	16,592	172,179
Class B	326	3,482	968	10,247
Class C	330,998	3,514,087	670,347	7,134,157
Class I	345,510	3,702,790	691,835	7,313,505
Shares issued to shareholders due to reinvestment of distributions:
Class A	88,351	943,205	171,766	1,808,496
Class B	2,022	21,585	5,795	61,186
Class C	36,039	383,467	71,748	753,351
Class I	58,513	625,240	123,493	1,303,234
	1,214,361	12,952,640	2,690,223	28,424,185
Shares redeemed:
Class A	(212,338)	(2,266,365)	(1,754,678)	(18,244,695)
Class B	(17,139)	(183,088)	(138,014)	(1,459,298)
Class B – automatic conversion to Class A Shares	(14,916)	(159,816)	(16,580)	(172,179)
Class C	(178,872)	(1,900,052)	(951,087)	(9,808,709)
Class I	(399,980)	(4,267,568)	(854,723)	(8,893,212)
	(823,245)	(8,776,889)	(3,715,082)	(38,578,093)
Net increase (decrease)	391,116	$4,175,751	(1,024,859)	$(10,153,908)

	Pennsylvania
	Six Months Ended 11/30/11		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	432,713	$4,538,821	1,527,248	$15,670,707
Class A – automatic conversion of Class B Shares	24,376	256,103	69,404	721,257
Class B	224	2,352	20,954	223,981
Class C	324,126	3,383,455	686,976	7,149,415
Class I	700,998	7,326,287	2,129,698	22,042,647
Shares issued to shareholders due to reinvestment of distributions:
Class A	101,021	1,059,251	210,066	2,175,223
Class B	1,840	19,291	5,952	61,702
Class C	41,784	436,263	84,446	869,140
Class I	85,484	893,155	194,139	2,003,684
	1,712,566	17,914,978	4,928,883	50,917,756
Shares redeemed:
Class A	(624,243)	(6,539,541)	(2,218,571)	(22,741,147)
Class B	(30,400)	(317,989)	(87,826)	(903,142)
Class B – automatic conversion to Class A Shares	(24,373)	(256,103)	(69,367)	(721,257)
Class C	(344,811)	(3,602,759)	(691,475)	(7,008,201)
Class I	(1,377,713)	(14,373,297)	(3,214,513)	(32,742,645)
	(2,401,540)	(25,089,689)	(6,281,752)	(64,116,392)
Net increase (decrease)	(688,974)	$(7,174,711)	(1,352,869)	$(13,198,636)

Nuveen Investments	65

Notes to Financial Statements (Unaudited) (continued)

	Virginia
	Six Months Ended 11/30/11		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	828,445	$9,028,503	2,851,498	$30,456,124
Class A – automatic conversion of Class B Shares	34,067	370,266	112,241	1,209,303
Class B	457	4,963	4,661	50,301
Class C	466,565	5,082,549	1,152,059	12,457,533
Class I	875,123	9,498,519	2,333,654	24,911,709
Shares issued to shareholders due to reinvestment of distributions:
Class A	196,203	2,138,036	398,821	4,274,715
Class B	3,551	38,569	10,991	117,795
Class C	53,083	577,733	104,870	1,121,750
Class I	118,244	1,283,302	235,538	2,513,553
	2,575,738	28,022,440	7,204,333	77,112,783
Shares redeemed:
Class A	(877,310)	(9,542,259)	(3,340,030)	(35,425,626)
Class B	(47,938)	(520,567)	(168,301)	(1,794,079)
Class B – automatic conversion to Class A Shares	(34,161)	(370,266)	(112,652)	(1,209,303)
Class C	(313,884)	(3,413,767)	(851,203)	(9,028,118)
Class I	(844,297)	(9,134,745)	(2,323,515)	(24,442,933)
	(2,117,590)	(22,981,604)	(6,795,701)	(71,900,059)
Net increase (decrease)	458,148	$5,040,836	408,632	$5,212,724

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the six months ended November 30, 2011, were as follows:

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Purchases	$33,862,234	$7,983,825	$3,795,271	$19,671,097
Sales and maturities	36,419,606	7,085,550	9,247,899	19,443,400

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At November 30, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Cost of investments	$152,267,109	$164,031,902	$244,078,718	$369,972,514
Gross unrealized:
Appreciation	$7,017,863	$7,942,014	$11,802,291	$16,428,210
Depreciation	(2,821,238)	(3,494,519)	(2,897,940)	(8,327,730)
Net unrealized appreciation (depreciation) of investments	$4,196,625	$4,447,495	$8,904,351	$8,100,480

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at May 31, 2011, the Funds’ last tax year-end, as follows:

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Capital paid-in	$1,504	$—	$—	$—
Undistributed (Over-distribution of) net investment income	(18,586)	(263)	(27,218)	(1,527)
Accumulated net realized gain (loss)	17,082	263	27,218	1,527

66	Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2011, the Funds’ last tax year end, were as follows:

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Undistributed net tax-exempt income*	$781,748	$915,434	$1,533,058	$1,805,553
Undistributed net ordinary income**	16,920	6,092	109,389	10,342
Undistributed net long-term capital gains	—	214,369	—	450,295
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2011 through May 31, 2011, and paid on June 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2011, was designated for purposes of the dividends paid deduction as follows:

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income	$8,058,374	$7,164,102	$11,258,819	$15,869,357
Distributions from net ordinary income**	—	—	—	171,029
Distributions from net long-term capital gains	—	—	—	183,842
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2011, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Municipal Bond 2	Pennsylvania
Expiration:
May 31, 2012	$9,145,046	$—
May 31, 2013	1,289,937	—
May 31, 2016	189,437	—
May 31, 2017	394,228	—
May 31, 2018	14,072,619	399,976
Total	$25,091,267	$399,976

During the last tax year ended May 31, 2011, the following Funds utilized capital loss carryforwards as follows:

	Municipal Bond 2	Maryland	Pennsylvania
Utilized capital loss carryforwards	$384,957	$17,791	$665,507

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through May 31, 2011, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer post-October losses as follows:

	Municipal Bond 2	Pennsylvania
Post-October capital losses	$112,752	$437,992

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

Nuveen Investments	67

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2011, the complex-level fee rate for each of these Funds was ..1774%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the six months ended November 30, 2011, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Sales charges collected	$7,554	$55,835	$50,644	$120,911
Paid to financial intermediaries	6,595	48,036	44,597	105,145

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended November 30, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Commission advances	$3,782	$37,244	$38,344	$58,606

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2011, the Distributor retained such 12b-1 fees as follows:

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
12b-1 fees retained	$10,413	$29,037	$26,581	$48,846

68	Nuveen Investments

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2011, as follows:

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
CDSC retained	$1,367	$1,424	$7,322	$2,186

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	69

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper General Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General Municipal Debt Funds Classification. The Lipper General Municipal Debt Funds Classification Average contained 252, 252, 193 and 161 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended November 30, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Maryland Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Maryland Municipal Debt Funds Classification. The Lipper Maryland Municipal Debt Funds Classification Average contained 35, 35, 30 and 23 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended November 30, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Pennsylvania Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Pennsylvania Municipal Debt Funds Classification. The Lipper Pennsylvania Municipal Debt Funds Classification Average contained 60, 60, 53 and 47 funds for the 6-month, 1- year, 5-year and 10-year periods, respectively, ended November 30, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Virginia Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Virginia Municipal Debt Funds Classification. The Lipper Virginia Municipal Debt Funds Classification Average contained 31, 31, 25 and 24 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended November 30, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Funds’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Standard & Poor’s (S&P) Maryland Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Maryland municipal bond market. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Standard & Poor’s (S&P) Pennsylvania Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Pennsylvania municipal bond market. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Standard & Poor’s (S&P) Virginia Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Virginia municipal bond market. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

70	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	71

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of Nuveen Asset Management, NWQ, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $207 billion of assets as of October 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-MS1-1111P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust I

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date February 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date February 6, 2012

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date February 6, 2012